UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02790

Franklin California Tax-Free Income Fund

(Exact name of registrant as specified in charter)

_One Franklin Parkway, San Mateo, CA 94403-1906

(Address of principal executive offices) (Zip code)

_Craig S. Tyle, One Franklin Parkway, San Mateo, CA 94403-1906

(Name and address of agent for service)

Registrant's telephone number, including area code: 650 312-2000

Date of fiscal year end: _3/31

Date of reporting period: _3/31/17

Item 1. Reports to Stockholders.

FRANKLIN TEMPLETON INVESTMENTS

Annual Report and Shareholder Letter

March 31, 2017

Franklin California Tax-Free Income Fund

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Contents

Annual Report
Franklin California Tax-Free Income Fund	3
Performance Summary	7
Your Fund's Expenses	10
Financial Highlights and Statement of Investments	11
Financial Statements	36
Notes to Financial Statements	39
Report of Independent Registered
Public Accounting Firm .	48
Tax Information	49
Board Members and Officers	50
Shareholder Information	55

Visit franklintempleton.com for fund updates, to access your account, or to find helpful financial planning tools.

2 Not part of the annual report

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Franklin California Tax-Free Income Fund

This annual report for Franklin California Tax-Free Income Fund covers the fiscal year ended March 31, 2017.

Your Fund’s Goal and Main Investments

The Fund seeks to provide as high a level of income exempt from federal and California personal income taxes (for California residents) as is consistent with prudent investment management and preservation of capital by investing at least 80% of its total assets in securities that pay interest free from such taxes.1

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $7.59 on March 31, 2016, to $7.38 on March 31, 2017. The Fund’s Class A shares paid dividends totaling 26.39 cents per share for the reporting period.2 The Performance Summary beginning on page 7 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.52% based on an annualization of March’s 2.26 cent per share dividend and the maximum offering price of $7.71 on March 31, 2017. An investor in the 2017 maximum combined effective federal and California personal income tax bracket of 50.83% (including 3.8% Medicare tax) would need to earn a distribution rate of 7.16% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For other performance data, please see the Performance Summary. The Fund took advantage of higher yields over the last few months of the period to boost dividend distributions. However, dividends over the entire period were lower due to yields being low for most of the year.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Credit Quality Composition*
3/31/17
% of Total
Ratings	Investments
AAA	12.16%
AA	45.47%
A	13.05%
BBB	16.86%
Below Investment Grade	2.87%
Refunded	8.61%
Not Rated	0.98%

*Securities, except for those labeled Not Rated, are assigned ratings by one or more Nationally Recognized Statistical Credit Rating Organizations (NRSROs),
such as Standard & Poor’s, Moody’s and Fitch, that can be considered by the investment manager as part of its independent securities analysis. When ratings from multiple agencies are available, the highest is used, consistent with the portfolio investment process. Ratings reflect an NRSRO’s opinion of an issuer’s creditworthiness and typically range from AAA (highest) to D (lowest). The Below
Investment Grade category consists of bonds rated below BBB-. The Refunded category generally consists of refunded bonds secured by U.S. government or other high-quality securities and not rerated by an NRSRO. The Not Rated category consists of ratable securities that have not been rated by an NRSRO. Cash and equivalents are excluded from this composition.

State Update

California’s large and diverse economy continued to expand during the past 12 months under review. Universities and innovative businesses supported the state’s expansion. Job growth in the state outpaced that of the nation, positioning its economy for faster overall economic growth and pushing revenues higher. Unemployment declined from 5.5% in April 2016 to 4.9% at period-end, yet remained above the 4.5% national rate.3 Sales of California homes declined during the period as housing prices generally increased.

According to independent credit rating agency Standard & Poor’s (S&P), several years of improving California’s fiscal condition have enabled the state to significantly increase funding for education, establish anti-poverty programs, retire debts and build budgetary reserves. However, recent state

1. For investors subject to alternative minimum tax, a small portion of Fund dividends may be taxable. Distributions of capital gains are generally taxable. To avoid imposition of
28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.
2. The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Bureau of Labor Statistics.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund’s Statement of Investments (SOI).
The SOI begins on page 14.

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spending growth and slower revenue collections throughout fiscal 2017 have marginally tipped California’s general fund into an operating deficit. The governor’s new fiscal 2017 budget proposal anticipates slower revenue growth ahead and recommends corrective action to close the budget gap.

California’s net tax-supported debt was $2,323 per capita and 4.7% of personal income, compared with the $1,025 and 2.5% national medians, respectively.4 During the period under review, S&P assigned its rating of California’s general obligations bonds at AA- with a stable outlook.5 The rating reflected S&P’s view on the state’s expanding economy, increasing budgetary reserve levels, strong overall liquidity and declining debt ratios. In contrast, S&P cited several challenges to the state including high housing costs, a volatile revenue structure, retirement benefit liabilities and a large backlog of deferred maintenance and infrastructure needs. Nevertheless, the stable outlook reflected S&P’s view that California has brought its finances into structural alignment and generated modest operating surpluses that could translate to larger projected budget reserves.

Municipal Bond Market Overview

The municipal bond market outperformed the U.S. Treasury market, but underperformed U.S. stock markets during the 12-month period ended March 31, 2017. Investment-grade municipal bonds, as measured by the Bloomberg Barclays Municipal Bond Index, had a +0.15% total return for the period, while U.S. Treasuries, as measured by the Bloomberg Barclays U.S. Treasury Index, had a -1.44% total return.6 U.S. equities, as represented by the Standard & Poor’s® 500 Index, outperformed both municipals and U.S. Treasuries with a +17.17% total return for the reporting period.6

Donald Trump’s U.S. presidential victory in November shocked financial markets and pushed U.S. equities to all-time highs on the promise of lower taxes, de-regulation and significant infrastructure spending. These same factors stoked fears among bond investors of inflation and higher interest rates. As a result, both the municipal bond market and U.S. Treasury market sold off sharply immediately following the election. Fixed income markets quickly stabilized, however, and generated positive returns from December through the end of the reporting period.

Distributions*
4/1/16–3/31/17
	Distributions per Share (cents)
Month	Class A	Class C	Advisor Class
April	2.30	1.96	2.36
May	2.25	1.91	2.31
June	2.20	1.84	2.28
July	2.20	1.84	2.28
August	2.15	1.79	2.23
September	2.15	1.78	2.21
October	2.15	1.78	2.21
November	2.15	1.78	2.21
December	2.15	1.79	2.21
January	2.20	1.84	2.26
February	2.23	1.87	2.29
March	2.26	1.92	2.31
Total	26.39	22.10	27.16

*The distribution amount is the sum of all distributions to shareholders for the period shown and includes only net investment income. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

The election also resulted in Republican control of both the White House and Congress, marking the first time in six years that one party has controlled both the Executive and Legislative branches. Many forecasters believe that the Trump presidency could usher in a new era of higher growth for the U.S. economy. As of period-end, however, there are still more questions than answers about the new administration’s ability to implement its agenda and the timing of any related legislation.

The Federal Reserve (Fed) raised its target range for the federal funds rate by 0.25% two times during the reporting period: once in December and again in March. The target range of the federal funds rate currently stands at 0.75%–1.00%. The Fed also increased the discount rate by 0.25% to 1.50% in March. After raising its target range by 0.25% just once in both 2015 and 2016, in March the Fed indicated that it expects three such increases in 2017. In its March press release, the central bank cited expanding economic activity and strong labor markets, while noting that monetary policy will remain accommodative until its desired 2% inflation target is attained.

Municipal bond funds experienced 13 consecutive months of inflows before significant outflows in November and December. Fund flows turned positive again in January,

4. Source: Moody’s Investors Service, State Debt Medians 2016: Medians—Total Debt Remains Static in 2016, 5/6/16.
5. This does not indicate S&P’s rating of the Fund.
6. Source: Morningstar. Treasuries, if held to maturity, offer a fixed rate of return and a fixed principal value; their interest payments and principal are guaranteed.

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reflecting resilient demand for tax-exempt debt. Investors displayed a healthy appetite for risky assets through most of the period. Municipal bonds with longer maturities generally performed better than bonds with shorter maturities and high yield tax-exempt bonds outperformed their investment-grade counterparts. The Bloomberg Barclays High Yield Municipal Bond Index, generated a +4.31% total return for the period and the Bloomberg Barclays Long (22+ Years) Bond Index returned +0.39%.6

Approximately $384 billion in bonds were issued over the past 12 months. However, this was offset by the approximately $349 billion in bonds that either matured or were called out of the market, making net supply slightly positive for the period at $35 billion.7 Notably, more than $50 billion in bonds were issued in October 2016, the most amount of issuance in the month of October in more than 10 years. October was followed by two months of investor outflows as discussed above. These factors combined to create a somewhat weaker technical backdrop in the fourth quarter that contributed to tepid returns for the period. Overall, benchmark 10-year and 30-year tax-exempt interest rates ended the period higher than where they began, despite touching record low levels in July. Bond prices will decline as interest rates rise, impacting total return performance.

Portfolio Composition
3/31/17
% of Total
Investments*
Transportation	22.5%
Refunded**	18.5%
General Obligation	17.5%
Utilities	13.3%
Subject to Government Appropriations	7.8%
Hospital & Health Care	7.3%
Higher Education	6.1%
Tax-Supported	4.6%
Other Revenue	2.0%
Housing	0.4%

*Does not include cash and cash equivalents.
**Includes all refunded bonds; the percentage may differ from that in the Credit
Quality Composition.

Several developments affected Puerto Rico bonds over the reporting period. On June 30, 2016, President Obama signed PROMESA, a bipartisan congressional effort that created the independent, seven-member Oversight Board. The board, appointed by the House of Representatives, Senate and President Obama, will have fiscal oversight over Puerto Rico’s finances for an initial term of five years. The board held its first meeting on September 30, 2016, and its term will expire once Puerto Rico has posted four structurally balanced budgets in a row and is deemed to have “adequate access … at reasonable interest rates” to the capital markets. The board has the power to approve or reject the general government’s proposed budgets until the board is satisfied that the budgets are structurally responsible and based on reasonable expectations and accounting standards.

Additionally, PROMESA provides Puerto Rico with a path for restructuring its debts following a process based on Chapter 9 of the U.S. Bankruptcy Code, with some important protections and safeguards that are not available to creditors in a Chapter 9 proceeding. This is important as the U.S. Supreme Court affirmed in June 2016 that neither Puerto Rico nor its municipalities or agencies can file for bankruptcy under Chapter 9.

On March 13, 2017, the federal Oversight Board certified Puerto Rico’s 10-year fiscal plan. The plan, which is not reviewable by any other entity, leaves many questions unanswered about the eventual treatment of Puerto Rico debt. The certification opens up the door for Puerto Rico to negotiate with creditors. There are reports that a mediation will begin the week of April 10.

As part of the Puerto Rico Electric Power Authority (PREPA) forbearing creditor group (Ad Hoc Group), we have been participating in discussions related to the PREPA bonds owned by our managed funds and accounts. On April 6, 2017, Puerto Rico’s government announced that this group of creditors and PREPA had agreed to a revised restructuring plan for PREPA. The revised agreement would maintain the restructuring of some of PREPA’s outstanding debt at 85 cents on the dollar (including the PREPA debt held by the Franklin Municipal Bond Funds) but extend bond maturities and amend certain other conditions, and is subject to approval from the Oversight Board. The Restructuring Support Agreement was extended until April 13, 2017, to allow time to complete the required documentation for the plan.

Since March 31, 2016, Puerto Rico has defaulted on debt issued by several different issuers including Puerto Rico General Obligation Bonds, Puerto Rico Public Building

7. Source: Goldman Sachs Securities Division, Bloomberg.
See www.franklintempletondatasources.com for additional data provider information.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Authority Bonds and Government Development Bank, among others. As of March 31, 2017, all defaults mentioned in this section remain uncured; however, some debt service payments have been made by insurance companies.

COFINA, an independent instrumentality of the Commonwealth that issues debt secured by sales tax revenue, has to date made all principal and interest payments on time and in full. However, on November 22, 2016, certain Franklin Municipal Bond Funds that own COFINA bonds joined other bondholders in filing a Motion to Intervene in a lawsuit in Puerto Rico between a group of General Obligation hedge fund bondholders and the government in an effort to uphold the validity of the COFINA bond structure. The motion was granted on February 17, 2017. On April 4, 2017 the First Circuit Court stayed this lawsuit until May 1, 2017. Separately the Oversight Board and Puerto Rico have requested mediation around issues raised in this lawsuit the week of April 10, 2017.

On November 8, 2016, Ricardo Rosselló Nevares was elected governor of Puerto Rico, and assumed the office in January 2017. In addition, Jenniffer González was elected Resident Commissioner to represent Puerto Rico in the U.S. House of Representatives. Since taking office, Governor Rosselló signed an executive order reducing spending by 10%, created an expedited process for infrastructure projects, implemented a zero-based budgeting methodology, introduced several bills to promote economic development and outlined several labor reforms aimed at reducing the cost of doing business in Puerto Rico. He also signed an extension to an excise tax on foreign manufacturers, which contributes a significant amount of revenue to the general fund.

Finally, Governor Rosselló also signed the “Financial Emergency and Fiscal Responsibility Act,” which replaces the prior administration’s debt moratorium with a new approach that segregates revenues available after the payment of essential services to pay debt service.

At period-end, we maintained our positive view of the municipal bond market. We believe municipal bonds continue to be an attractive asset class among fixed income securities, and we intend to follow our solid discipline of investing to maximize income, while seeking value in the municipal bond market.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders, while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. We do not use leverage or derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets.

Manager’s Discussion

Based on the combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve, we favored the use of longer term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

The Fund holds a small portion of its assets in Puerto Rico bonds, which includes COFINA bonds, which increased in price over the period. However, these bonds declined substantially shortly before period-end. Additionally, Puerto Rico and its municipal issuers continued to experience significant financial difficulties, which we discussed in the Municipal Bond Market Overview. The Fund is not required to sell securities that have been downgraded to below investment grade, but it is prohibited from making further purchases of such securities as long as the securities are not rated investment grade by at least one U.S. nationally recognized rating service. We continue to closely monitor developments in Puerto Rico; however, the municipal bond market’s overall fundamentals, such as general creditworthiness and low default rates, remained stable.

Thank you for your continued participation in Franklin California Tax-Free Income Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of March 31, 2017, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no
representation or warranty as to their completeness or accuracy.
Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

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Performance Summary as of March 31, 2017

The performance tables and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses. Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities.

Performance as of 3/31/17

Cumulative total return excludes sales charges. Average annual total return includes maximum sales charges. Sales charges will vary depending on the size of the investment and the class of share purchased. The maximum is 4.25% and the minimum is 0%. Class A: 4.25% maximum initial sales charge; Advisor Class: no sales charges. For other share classes, visit franklintempleton.com.

	Cumulative	Average Annual
Share Class	Total Return[1]	Total Return[2]
A
1-Year	+0.68%	-3.63%
5-Year	+23.41%	+3.41%
10-Year	+55.76%	+4.07%
Advisor
1-Year	+0.65%	+0.65%
5-Year	+23.87%	+4.37%
10-Year	+57.09%	+4.62%

	Distribution	Taxable Equivalent	30-Day	Taxable Equivalent 30-Day
Share Class	Rate[3]	Distribution Rate[4]	Standardized Yield[5]	Standardized Yield[4]
A	3.52%	7.16%	2.27%	4.62%
Advisor	3.77%	7.67%	2.48%	5.04%

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

See page 9 for Performance Summary footnotes.

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PERFORMANCE SUMMARY

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

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PERFORMANCE SUMMARY

Net Asset Value
Share Class (Symbol)	3/31/17	3/31/16		Change
A (FKTFX)	$7.38	$7.59	-$	0.21
C (FRCTX)	$7.36	$7.58	-$	0.22
Advisor (FCAVX)	$7.36	$7.58	-$	0.22

Distributions (4/1/16–3/31/17)
	Net Investment
Share Class	Income
A	$0.2639
C	$0.2210
Advisor	$0.2716

Total Annual Operating Expenses[8]
Share Class
A	0.57%
Advisor	0.48%

Each class of shares is available to certain eligible investors and has different annual fees and expenses, as described in the prospectus.

All investments involve risks, including possible loss of principal. Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Because the Fund invests principally in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The Fund holds a small portion of its assets in Puerto Rico municipal bonds thathave been impacted by recent adverse economic and market changes, which may cause the Fund’s share price to decline. Changes in the credit rating of a bond, or in the credit rating or financial strength of a bond’s issuer, insurer or guarantor, may affect the bond’s value. The Fund may invest a significant part of its assets in municipal securities that finance similar types of projects, such as utilities, hospitals, higher education and transportation. A change that affects one project would likely affect all similar projects, thereby increasing market risk. The Fund is actively managed but there is no guarantee that the manager’s investment decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. Cumulative total return represents the change in value of an investment over the periods indicated.
2. Average annual total return represents the average annual change in value of an investment over the periods indicated. Return for less than one year, ifany,hasnotbeen annualized.
3. Distribution rate is based on an annualization of the respective class’s March dividend and the maximum offering price (NAV for Advisor Class) per share on 3/31/17.
4. Taxable equivalent distribution rate and yield assume the published rates as of 12/9/16 for the maximum combined effective federal and California personal income tax rate of
50.83%, based on the federal income tax rate of 39.60% plus 3.8% Medicare tax. This combined rate does not consider the impact of California’s surcharge on taxable income in excess of $1 million.
5. The Fund’s 30-day standardized yield is calculated over a trailing 30-day period using the yield to maturity on bonds and/or the dividends accrued on stocks. It may not equal the Fund’s actual income distribution rate, which reflects the Fund’s past dividends paid to shareholders.
6. Source: Morningstar. The Barclays Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, S&P and Fitch.
7. Source: Bureau of Labor Statistics, bls.gov/cpi. The Consumer Price Index is a commonly used measure of the inflation rate.
8. Figures are as stated in the Fund’s current prospectus and may differ from the expense ratios disclosed in the Your Fund’s Expenses and Financial Highlights sections in this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.
See www.franklintempletondatasources.com for additional data provider information.

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Your Fund’s Expenses

As a Fund shareholder, you can incur two types of costs: (1) transaction costs, including sales charges (loads) on Fund purchases and redemptions; and (2) ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses. The table below shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The table below provides information about actual account values and actual expenses in the columns under the heading “Actual.” In these columns the Fund’s actual return, which includes the effect of Fund expenses, is used to calculate the “Ending Account Value” for each class of shares. You can estimate the expenses you paid during the period by following these steps (of course, your account value and expenses will differ from those in this illustration): Divide your account value by $1,000 (if your account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6). Then multiply the result by the number in the row for your class of shares under the headings “Actual” and “Expenses Paid During Period” (if Actual Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50). In this illustration, the actual expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Under the heading “Hypothetical” in the table, information is provided about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. This information may not be used to estimate the actual ending account balance or expenses you paid for the period, but it can help you compare ongoing costs of investing in the Fund with those of other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transactional costs. Therefore, information under the heading “Hypothetical” is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transactional costs were included, your total costs would have been higher.

			Actual	Hypothetical
		(actual return after expenses)		(5% annual return before expenses)

			Expenses		Expenses
	Beginning	Ending	Paid During	Ending	Paid During	Annualized
Share	Account	Account	Period	Account	Period	Expense
Class	Value 10/1/16	Value 3/31/17	10/1/16–3/31/17[1]	Value 3/31/17	10/1/16–3/31/17[1]	Ratio

A	$1,000	$968.00	$2.89	$1,021.99	$2.97	0.59%
C	$1,000	$965.10	$5.59	$1,019.25	$5.74	1.14%
Advisor	$1,000	$968.40	$2.40	$1,022.49	$2.47	0.49%

1. Expenses are equal to the annualized expense ratio for the six-month period as indicated above–in the far right column–multiplied by the simple average account value over the period indicated, and then multiplied by 182/365 to reflect the one-half year period.

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Financial Highlights
		Year Ended March 31,
	2017	2016	2015	2014	2013
Class A
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.59	$7.60	$7.21	$7.50	$7.31
Income from investment operations[a]:
Net investment income[b]	0.27	0.29	0.31	0.32	0.31
Net realized and unrealized gains (losses)	(0.22)	(0.01)	0.39	(0.29)	0.19
Total from investment operations	0.05	0.28	0.70	0.03	0.50
Less distributions from net investment income	(0.26)	(0.29)	(0.31)	(0.32)	(0.31)
Net asset value, end of year.	$7.38	$7.59	$7.60	$7.21	$7.50

Total return[c]	0.68%	3.82%	9.83%	0.56%	6.89%

Ratios to average net assets
Expenses	0.59%	0.57%	0.58%	0.57%	0.57%
Net investment income	3.54%	3.87%	4.11%	4.47%	4.15%

Supplemental data
Net assets, end of year (000’s)	$12,425,129	$11,836,310	$11,757,208	$10,997,355	$12,645,406
Portfolio turnover rate	19.37%	8.77%	9.71%	20.33%	8.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2017	2016	2015	2014	2013
Class C
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.58	$7.58	$7.19	$7.49	$7.30
Income from investment operations[a]:
Net investment income[b]	0.23	0.25	0.26	0.28	0.27
Net realized and unrealized gains (losses)	(0.23)	(—)[c]	0.39	(0.30)	0.19
Total from investment operations	—	0.25	0.65	(0.02)	0.46
Less distributions from net investment income	(0.22)	(0.25)	(0.26)	(0.28)	(0.27)
Net asset value, end of year.	$7.36	$7.58	$7.58	$7.19	$7.49

Total return[d]	(0.02)%	3.39%	9.26%	(0.14)%	6.32%

Ratios to average net assets
Expenses	1.14%	1.13%	1.14%	1.13%	1.13%
Net investment income	2.99%	3.31%	3.55%	3.91%	3.59%

Supplemental data
Net assets, end of year (000’s)	$1,659,070	$1,442,032	$1,316,471	$1,143,138	$1,403,410
Portfolio turnover rate	19.37%	8.77%	9.71%	20.33%	8.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

12 Annual Report | The accompanying notes are an integral part of these financial statements.

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

FINANCIAL HIGHLIGHTS

		Year Ended March 31,
	2017	2016	2015	2014	2013
Advisor Class
Per share operating performance
(for a share outstanding throughout the year)
Net asset value, beginning of year	$7.58	$7.59	$7.20	$7.49	$7.30
Income from investment operations[a]:
Net investment income[b]	0.28	0.30	0.31	0.32	0.32
Net realized and unrealized gains (losses)	(0.23)	(0.01)	0.39	(0.28)	0.18
Total from investment operations	0.05	0.29	0.70	0.04	0.50
Less distributions from net investment income	(0.27)	(0.30)	(0.31)	(0.33)	(0.31)
Net asset value, end of year.	$7.36	$7.58	$7.59	$7.20	$7.49

Total return	0.65%	3.92%	9.95%	0.65%	7.00%

Ratios to average net assets
Expenses	0.49%	0.48%	0.49%	0.48%	0.48%
Net investment income	3.64%	3.96%	4.20%	4.56%	4.24%

Supplemental data
Net assets, end of year (000’s)	$1,463,633	$1,108,743	$908,763	$639,087	$756,542
Portfolio turnover rate	19.37%	8.77%	9.71%	20.33%	8.92%

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund’s shares in relation to income earned and/or fluctuating fair value of the investments of the Fund.
bBased on average daily shares outstanding.

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The accompanying notes are an integral part of these financial statements. | Annual Report 13

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Statement of Investments, March 31, 2017
	Principal
	Amount	Value

Municipal Bonds 96.7%
California 94.2%
ABAG Finance Authority for Nonprofit Corps. COP, Butte Valley-Tulelake Rural Health Projects Inc.,
California Mortgage Insured, 6.65%, 10/01/22	$380,000	$381,520
ABAG Finance Authority for Nonprofit Corps. Insured Health Facility Revenue, Institute on Aging,
Series A, California Mortgage Insured, 5.65%, 8/15/38	9,000,000	9,522,540
ABAG Finance Authority for Nonprofit Corps. MFHR, Palo Alto Gardens Apartments, Series A, 5.45%,
4/01/39	5,500,000	5,516,060
ABAG Finance Authority for Nonprofit Corps. Revenue,
Casa de las Campanas Inc., California Mortgage Insured, 6.00%, 9/01/37	11,000,000	12,649,120
Channing House, California Mortgage Insured, 6.00%, 5/15/30	8,495,000	9,680,392
Channing House, California Mortgage Insured, 6.125%, 5/15/40	17,635,000	20,104,782
Eskaton Properties Inc., Refunding, 5.00%, 11/15/35	10,000,000	10,563,600
San Diego Hospital Assn., Sharp Healthcare, Series B, 6.25%, 8/01/39.	17,500,000	19,266,975
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.625%, 5/15/29	9,050,000	9,912,103
St. Rose Hospital, Series A, California Mortgage Insured, Pre-Refunded, 6.00%, 5/15/29	8,620,000	9,508,463
ABAG Water and Wastewater Revenue, Pooled Financing Program, Refunding, Series A, AGMC
Insured, 5.30%, 10/01/21	110,000	110,317
Alameda Corridor Transportation Authority Revenue,
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/29	20,000,000	12,092,000
Capital Appreciation, sub. lien, Refunding, Series A, AMBAC Insured, zero cpn., 10/01/30	41,665,000	23,720,718
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.25%, 10/01/21	64,660,000	66,080,580
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.30%, 10/01/22	81,685,000	83,499,224
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.30%, 10/01/23	70,015,000	71,570,033
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.40%, 10/01/24	43,770,000	44,763,579
Capital Appreciation, sub. lien, Series A, AMBAC Insured, Pre-Refunded, 5.45%, 10/01/25	57,960,000	59,289,602
Alameda County COP,
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/23	19,195,000	19,247,402
Alameda County Medical Center Project, NATL Insured, ETM, 5.30%, 6/01/26	7,000,000	7,019,810
Alameda County Medical Center Project, NATL Insured, ETM, 5.00%, 6/01/28	8,925,000	8,947,669
Alameda USD Alameda County GO, Election of 2014, Series A, 5.00%, 8/01/39	18,000,000	20,322,000
Alhambra City Elementary School District GO, Los Angeles County, Capital Appreciation, Election of
1999, Series B, NATL Insured, zero cpn., 9/01/27.	3,035,000	2,183,409
Alisal USD,
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero
cpn., 8/01/32	3,355,000	1,876,049
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero
cpn., 8/01/33	3,610,000	1,915,683
GO, Monterey County, Capital Appreciation, Election of 2006, Series B, Assured Guaranty, zero
cpn., 2/01/34	3,345,000	1,720,936
Alvord USD,
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn.,
8/01/36	15,000,000	6,400,350
GO, Riverside County, Capital Appreciation, Election of 2007, Series B, AGMC Insured, zero cpn.
to 8/01/26, 7.35% thereafter, 8/01/46	42,500,000	37,488,400
GO, Riverside County, Election of 2007, Series A, AGMC Insured, 5.00%, 8/01/32	20,695,000	21,578,056
GO, Riverside County, Election of 2012, Refunding, Series A, AGMC Insured, 5.00%, 8/01/42	34,690,000	38,215,892
Anaheim City School District GO, Election of 2010, AGMC Insured, Pre-Refunded, 6.25%, 8/01/40	7,500,000	8,988,825
Anaheim PFA Lease Revenue,
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/24	26,855,000	21,059,154
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/26	29,430,000	21,078,943
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/27	22,860,000	15,641,726

14 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Anaheim PFA Lease Revenue, (continued)
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/28	$14,425,000	$9,421,256
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/29	24,810,000	15,440,007
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/32	13,665,000	7,213,890
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/33	37,070,000	18,565,027
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 9/01/34	24,970,000	11,866,992
Capital Appreciation, Public Improvements Project, Subordinate, Series C, AGMC Insured, zero
cpn., 3/01/37	15,080,000	6,279,463
Anaheim UHSD, GO, Orange County, Election of 2002, Capital Appreciation, Series A, AGMC Insured,
8/01/26	8,570,000	6,462,980
Antelope Valley Community College District GO,
Election of 2004, Series B, NATL Insured, Pre-Refunded, 5.25%, 8/01/39	14,900,000	15,114,709
Los Angeles and Kern Counties, Refunding, 5.00%, 8/01/39	11,750,000	13,142,492
Antioch USD, GO, Election of 2008, School Facilities Improvement No. 1-B, Assured Guaranty,
Pre-Refunded, 5.375%, 8/01/36	3,130,000	3,436,677
Atascadero USD, GO, Election of 2010, Series A, AGMC Insured, 5.00%, 8/01/40.	6,235,000	6,953,584
Atwater PFA Wastewater Revenue, AGMC Insured, 6.125%, 5/01/45	4,620,000	5,121,640
Auburn PFA Wastewater Revenue, Assured Guaranty, Pre-Refunded, 5.50%, 6/01/39	1,880,000	2,057,397
Azusa RDA Tax Allocation, Series B, Pre-Refunded, 7.00%, 8/01/38	8,420,000	9,089,979
Bakersfield City School District GO, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/31	8,390,000	8,415,254
Baldwin Park PFAR Tax Allocation, Refunding, Series A, 7.75%, 8/01/19	1,765,000	1,772,272
Baldwin Park RDA Tax Allocation, Refunding, AGMC Insured, 5.70%, 9/01/25	4,000,000	4,012,800
Baldwin Park USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded,
zero cpn., 8/01/28	5,810,000	3,209,618
GO, Los Angeles County, Capital Appreciation, Election of 2006, AGMC Insured, Pre-Refunded,
zero cpn., 8/01/36	11,410,000	3,779,106
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48.	25,000,000	3,604,750
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/53.	60,000,000	5,868,600
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/43	5,000,000	5,565,700
Bay Area Toll Authority Toll Bridge Revenue,
San Francisco Bay Area, Series F-1, 5.00%, 4/01/56	60,000,000	67,209,000
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.00%, 4/01/39	81,800,000	85,119,444
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.50%, 4/01/43	18,000,000	18,818,820
San Francisco Bay Area, Series F-1, Pre-Refunded, 5.125%, 4/01/47	53,585,000	55,825,389
San Francisco Bay Area, Series S-4, AGMC Insured, 5.125%, 4/01/48	20,000,000	22,418,600
San Francisco Bay Area, Subordinate, Series S-2, 5.00%, 10/01/50	75,000,000	81,331,500
San Francisco Bay Area, Subordinate, Series S-4, 5.00%, 4/01/43	36,040,000	40,089,454
San Francisco Bay Area, Subordinate, Series S-4, 5.125%, 4/01/48	27,355,000	30,663,040
San Francisco Bay Area, Subordinate, Series S-4, 5.25%, 4/01/53	33,000,000	37,138,530
Beaumont USD,
GO, Capital Appreciation, Election of 2008, Series C, AGMC Insured, zero cpn., 8/01/40	11,000,000	3,895,650
GO, Election of 2008, Series C, AGMC Insured, 5.75%, 8/01/36.	6,200,000	7,208,182
Bell GO, Election of 2003, NATL Insured, 5.00%, 8/01/34	5,195,000	5,198,637
Belmont-Redwood Shores School District GO, Election of 2005, Series A, AGMC Insured, Pre-
Refunded, 5.00%, 8/01/32	10,000,000	10,136,100
Berkeley USD, GO, Election of 2010, Series B, AGMC Insured, 5.375%, 8/01/35.	5,090,000	5,710,929

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California County Tobacco Securitization Agency Tobacco Settlement Revenue,
Asset-Backed, Alameda County Tobacco Asset Securitization Corp., 5.875%, 6/01/35	$7,500,000	$7,568,775
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/34	10,295,000	11,468,527
Asset-Backed, Kern County Tobacco Funding Corp., Refunding, 5.00%, 6/01/40	17,650,000	19,786,709
Asset-Backed, Stanislaus County Tobacco Funding Corp., Series A, 5.875%, 6/01/43	8,690,000	8,801,058
California Health Facilities Financing Authority Revenue,
Feedback Foundation Inc., Series A, California Mortgage Insured, 6.50%, 12/01/22	720,000	722,477
Pomona Valley Hospital, Refunding, Series A, NATL Insured, 5.625%, 7/01/19	6,175,000	6,196,366
California Infrastructure and Economic Development Bank Revenue,
Academy of Motion Picture Arts and Sciences Obligated Group, Refunding, Series A, 5.00%,
11/01/41	8,000,000	9,018,960
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, AMBAC Insured, Pre-Refunded, 5.00%,
7/01/33	13,460,000	16,726,338
Bay Area Toll Bridges Seismic Retrofit, first lien, Series A, FGIC Insured, Pre-Refunded, 5.00%,
7/01/29	50,985,000	62,876,232
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/40	4,015,000	4,668,361
Infrastructure SRF, Refunding, Series A, 5.00%, 10/01/43	1,900,000	2,189,066
California Municipal Finance Authority Senior Living Revenue,
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 5.875%,
5/15/29	2,895,000	3,185,861
Pilgrim Place in Claremont, Series A, California Mortgage Insured, Pre-Refunded, 6.125%,
5/15/39	5,830,000	6,446,056
California School Facilities Financing Authority Revenue, Azusa USD, Series A, AGMC Insured,
Pre-Refunded, 5.00%, 8/01/32	10,000,000	10,894,000
California State Community College Financing Authority Lease Revenue,
College of the Sequoias and Kern Community College District, AGMC Insured, 5.00%, 6/01/30	2,330,000	2,552,399
College of the Sequoias and Kern Community College District, AGMC Insured, 5.125%, 6/01/35	1,250,000	1,370,050
Grossmont-Cuyamaca Palomar and Shasta-Tehama-Trinity Joint Community College District,
Series A, NATL Insured, 5.125%, 4/01/31	880,000	895,004
California State Educational Facilities Authority Revenue,
Chapman University, 5.00%, 4/01/45	10,000,000	10,979,000
Loma Linda University, Refunding, Series A, 5.00%, 4/01/47	11,000,000	12,040,710
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/26	7,620,000	5,538,902
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/27	7,365,000	5,123,462
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/28	4,120,000	2,737,534
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/30	5,685,000	3,425,952
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/31	7,615,000	4,357,531
Loyola Marymount University, Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn.,
10/01/32	7,615,000	4,129,691
Pepperdine University, Refunding, 5.00%, 10/01/49.	13,060,000	14,807,297
Santa Clara University, Capital Appreciation, Refunding, AMBAC Insured, zero cpn., 9/01/26.	5,150,000	3,655,316
Santa Clara University, Refunding, 5.00%, 4/01/45	15,495,000	17,239,582
Stanford University, Refunding, Series U-1, 5.25%, 4/01/40	24,960,000	32,615,731
Stanford University, Refunding, Series U-3, 5.00%, 6/01/43	56,950,000	73,116,396
Stanford University, Series U-4, 5.00%, 6/01/43	24,205,000	31,076,073
Stanford University, Series U-6, 5.00%, 5/01/45	90,580,000	117,048,382

16 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State GO,
NATL Insured, 6.00%, 10/01/21	$65,000	$66,591
NATL RE, FGIC Insured, 5.625%, 10/01/26	5,005,000	5,118,363
Pre-Refunded, 5.00%, 8/01/34	26,795,000	28,224,513
Various Purpose, 5.125%, 4/01/24	5,000	5,014
Various Purpose, 6.00%, 5/01/24	2,565,000	2,639,180
Various Purpose, 5.20%, 4/01/26	20,000	20,058
Various Purpose, 6.00%, 4/01/38	57,130,000	62,515,074
Various Purpose, 6.00%, 11/01/39	100,000,000	112,067,000
Various Purpose, 5.25%, 11/01/40	69,685,000	78,197,023
Various Purpose, AGMC Insured, 5.50%, 4/01/19	430,000	439,520
Various Purpose, AGMC Insured, 5.50%, 3/01/20	285,000	290,221
Various Purpose, AGMC Insured, Pre-Refunded, 5.00%, 6/01/32	20,000,000	20,131,400
Various Purpose, AMBAC Insured, 5.90%, 3/01/25	210,000	214,169
Various Purpose, FGIC Insured, 6.00%, 8/01/19.	905,000	919,806
Various Purpose, FGIC Insured, 5.375%, 6/01/26	1,335,000	1,343,824
Various Purpose, NATL Insured, 6.00%, 8/01/24	990,000	1,006,058
Various Purpose, Pre-Refunded, 5.00%, 6/01/32	26,000,000	26,172,900
Various Purpose, Pre-Refunded, 5.25%, 3/01/38	39,790,000	41,362,103
Various Purpose, Refunding, 5.625%, 9/01/24	255,000	259,769
Various Purpose, Refunding, 6.00%, 3/01/33	25,000,000	28,247,500
Various Purpose, Refunding, 5.00%, 8/01/34	21,205,000	22,178,309
Various Purpose, Refunding, 5.00%, 9/01/34	20,000	22,991
Various Purpose, Refunding, 5.25%, 3/01/38	19,255,000	19,903,508
Various Purpose, Refunding, 5.50%, 3/01/40	25,000,000	27,764,500
Various Purpose, Refunding, 5.00%, 10/01/41	15,250,000	16,852,470
Various Purpose, Refunding, 5.00%, 4/01/42	85,000,000	93,900,350
Various Purpose, Refunding, 5.00%, 4/01/43	44,745,000	49,642,788
Various Purpose, Refunding, 5.00%, 10/01/44	25,000,000	28,170,500
Various Purpose, Refunding, 5.00%, 8/01/45	22,500,000	25,314,975
Various Purpose, Refunding, 5.00%, 9/01/45	10,000,000	11,356,000
Various Purpose, Refunding, 5.00%, 8/01/46	20,000,000	22,674,000
California State Health Facilities Financing Authority Revenue,
Adventist Health System/West, Series A, Pre-Refunded, 5.75%, 9/01/39	18,000,000	19,999,620
California Nevada Methodist Homes, Refunding, California Mortgage Insured, 5.00%, 7/01/35	1,000,000	1,136,390
Catholic Healthcare West, Series A, 5.25%, 3/01/41	50,000,000	53,695,500
Catholic Healthcare West, Series A, Pre-Refunded, 6.00%, 7/01/34	10,000,000	11,097,000
Cedars-Sinai Medical Center, Pre-Refunded, 5.00%, 8/15/39	4,200,000	4,586,862
Children’s Hospital Los Angeles, Refunding, Series A, AGMC Insured, 5.25%, 7/01/38	17,000,000	18,500,420
Children’s Hospital of Orange County, Series A, 6.50%, 11/01/24	10,500,000	11,851,035
Children’s Hospital of Orange County, Series A, 6.25%, 11/01/29	13,870,000	15,477,533
Children’s Hospital of Orange County, Series A, 5.25%, 11/01/41	10,000,000	11,030,800
Community Health Facilities, Series A, California Mortgage Insured, 5.80%, 8/01/25	685,000	687,007
Community Program for Persons with Developmental Disabilities, Series A, California Mortgage
Insured, 6.25%, 2/01/26	5,000,000	5,844,400
El Camino Hospital, 4.125%, 2/01/47	11,000,000	10,952,700
El Camino Hospital, 5.00%, 2/01/47	12,500,000	13,740,875
Lucile Salter Packard Children’s Hospital at Stanford, Series A, 5.00%, 8/15/51	39,455,000	43,232,027
Lucile Salter Packard Children’s Hospital at Stanford, Series B, 5.00%, 8/15/55	12,960,000	14,196,254
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/34	1,000,000	1,137,950

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California State Health Facilities Financing Authority Revenue, (continued)
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/39	$1,450,000	$1,627,596
Northern California Presbyterian Homes and Services Inc., Refunding, California Mortgage
Insured, 5.00%, 7/01/44	1,160,000	1,294,096
Providence Health and Services, Refunding, Series A, 5.00%, 10/01/38	9,000,000	10,090,260
Providence Health and Services, Series C, Pre-Refunded, 6.25%, 10/01/28	4,000,000	4,312,680
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	6,375,000	6,896,858
Providence Health and Services, Series C, Pre-Refunded, 6.50%, 10/01/38	125,000	135,135
Rady Children’s Hospital, 5.25%, 8/15/41	11,000,000	12,151,150
Sutter Health, Refunding, Series A, 5.00%, 8/15/43	20,000,000	22,005,200
Sutter Health, Refunding, Series B, 5.00%, 11/15/46.	26,565,000	29,381,156
Sutter Health, Series A, 5.00%, 8/15/38.	30,300,000	31,601,385
Sutter Health, Series A, 5.00%, 8/15/52.	89,990,000	97,145,105
California State Municipal Finance Authority COP,
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.375%, 2/01/29	10,000,000	10,784,100
Community Hospitals of Central California Obligated Group, Pre-Refunded, 5.50%, 2/01/39	13,250,000	14,318,745
California State Municipal Finance Authority Revenue,
City of Anaheim Water System Project, Refunding, Series A, 5.25%, 10/01/45.	13,145,000	15,111,229
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/42	5,500,000	5,998,850
Community Medical Centers, Refunding, Series A, 5.00%, 2/01/47	13,500,000	14,666,940
Community Medical Centers, Series A, 5.00%, 2/01/46	15,000,000	16,186,350
Eisenhower Medical Center, Series A, 5.75%, 7/01/40.	7,000,000	7,553,630
Inland Regional Center Project, Refunding, 5.00%, 6/15/45	23,300,000	25,440,338
NorthBay Healthcare Group, Series A, 5.25%, 11/01/41	5,500,000	5,996,430
NorthBay Healthcare Group, Series A, 5.00%, 11/01/47	8,650,000	9,225,657
South Central Los Angeles Regional Center Project, 5.75%, 12/01/43.	33,895,000	36,548,640
California State PCFA Revenue, San Jose Water Company Project, 4.75%, 11/01/46	15,000,000	15,838,050
California State Public School District Financing Authority Lease Revenue, Southern Kern USD, Series
B, AGMC Insured, ETM, 5.90%, 9/01/26	1,615,000	1,941,521
California State Public Works Board Lease Revenue,
Various California Community College Projects, Refunding, Series A, 5.90%, 4/01/17.	2,935,000	2,935,000
Various Capital Projects, Refunding, Series G, 5.00%, 11/01/31	16,520,000	18,849,320
Various Capital Projects, Series A, 5.00%, 4/01/31	48,070,000	54,275,356
Various Capital Projects, Series A, 5.00%, 4/01/32	17,885,000	20,148,704
Various Capital Projects, Series A, 5.00%, 4/01/37	29,000,000	32,380,530
Various Capital Projects, Series A, Subseries A-1, 5.50%, 3/01/25	8,700,000	9,662,046
Various Capital Projects, Series A, Subseries A-1, 6.00%, 3/01/35	10,000,000	11,207,800
Various Capital Projects, Series G, Subseries G-1, 5.75%, 10/01/30	100,000,000	109,906,000
Various Capital Projects, Series I, 5.00%, 11/01/38	40,000,000	44,663,200
Various Capital Projects, Series I, Pre-Refunded, 6.375%, 11/01/34	50,000,000	56,684,000
Various Judicial Council Projects, Series D, 5.00%, 12/01/31	15,000,000	16,912,200
California State University Revenue,
Systemwide, Refunding, Series A, 5.00%, 11/01/39	23,000,000	25,895,700
Systemwide, Refunding, Series A, 5.00%, 11/01/41	38,040,000	43,265,174
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,105,000	33,449,503
Systemwide, Refunding, Series A, 5.00%, 11/01/42	29,645,000	33,140,442
Systemwide, Refunding, Series A, 5.00%, 11/01/43	11,000,000	12,465,090
Systemwide, Refunding, Series A, 5.00%, 11/01/44	32,345,000	36,324,405
Systemwide, Refunding, Series A, 5.00%, 11/01/47	63,000,000	72,112,950
Systemwide, Series A, AGMC Insured, 5.00%, 11/01/33	110,000	114,415
Systemwide, Series A, AGMC Insured, Pre-Refunded, 5.00%, 11/01/33	4,890,000	5,103,986

18 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA,
COP, The Internext Group, 5.375%, 4/01/17	$400,000	$400,000
COP, The Internext Group, 5.375%, 4/01/30	19,025,000	19,045,737
COP, NATL Insured, 5.00%, 4/01/18	4,295,000	4,302,645
COP, NATL Insured, 5.125%, 4/01/23	6,000,000	6,003,840
MFHR, 740 S. Olive Street Apartments, Series L, GNMA Secured, 5.10%, 7/20/50	10,000,000	10,495,000
California Statewide CDA Revenue,
Adventist Health System/West, Refunding, Series A, 5.00%, 3/01/35	9,250,000	10,378,685
Adventist Health System/West, Series B, Assured Guaranty, Pre-Refunded, 5.00%, 3/01/37	16,640,000	17,272,986
Catholic Healthcare West, Series A, Pre-Refunded, 5.50%, 7/01/30	9,670,000	9,779,078
Catholic Healthcare West, Series E, Pre-Refunded, 5.50%, 7/01/31	12,675,000	12,817,974
Catholic Healthcare West, Series K, Assured Guaranty, Pre-Refunded, 5.50%, 7/01/41.	17,000,000	17,191,760
Catholic Healthcare West, Series L, Assured Guaranty, Pre-Refunded, 5.25%, 7/01/41	13,000,000	13,138,840
Cottage Health System Obligated Group, Refunding, 5.25%, 11/01/30	18,500,000	20,461,555
Cottage Health System Obligated Group, Refunding, 5.00%, 11/01/40	56,000,000	60,674,880
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/28	17,215,000	18,450,521
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 6.25%, 8/15/33	20,000,000	21,435,400
Enloe Medical Center, Series B, California Mortgage Insured, Pre-Refunded, 5.75%, 8/15/38	36,500,000	38,873,595
Henry Mayo Newhall Memorial Hospital, Refunding, Series A, AGMC Insured, 5.25%, 10/01/43	3,000,000	3,332,790
Henry Mayo Newhall Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded,
5.00%, 10/01/37	4,000,000	4,082,000
Henry Mayo Newhall Memorial Hospital, Series B, AMBAC Insured, Pre-Refunded, 5.05%,
10/01/28	7,825,000	8,298,178
Huntington Memorial Hospital, Refunding, 5.00%, 7/01/27	2,605,000	2,612,294
Kaiser Permanente, Refunding, Series A, 4.75%, 4/01/33	10,515,000	10,545,599
Kaiser Permanente, Refunding, Series A, BHAC Insured, 5.00%, 4/01/31	10,000,000	10,033,100
Kaiser Permanente, Series A, 5.00%, 4/01/42	88,945,000	96,722,351
Lodi Memorial Hospital, Series A, California Mortgage Insured, Pre-Refunded, 5.00%, 12/01/37	20,000,000	20,546,600
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.25%, 8/01/24	12,040,000	13,250,020
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.625%, 8/01/29 .	20,015,000	22,548,098
Methodist Hospital of Southern California Project, FHA Insured, Pre-Refunded, 6.75%, 2/01/38	37,455,000	42,302,426
Poway RHF Housing Inc., Series A, California Mortgage Insured, 5.25%, 11/15/35.	2,000,000	2,326,560
The Redwoods Project, Refunding, California Mortgage Insured, 5.125%, 11/15/35	2,000,000	2,290,500
The Redwoods Project, Refunding, California Mortgage Insured, 5.375%, 11/15/44	7,250,000	8,431,098
Refunding, Series A, California Mortgage Insured, 5.00%, 8/01/21	735,000	737,051
Serenity House, Refunding, California Mortgage Insured, 5.50%, 1/01/28	3,180,000	3,189,985
St. Joseph Health System, Series B, FGIC Insured, Pre-Refunded, 5.75%, 7/01/47	29,600,000	31,360,312
St. Joseph Health System, Series C, FGIC Insured, Pre-Refunded, 5.75%, 7/01/47	12,000,000	12,713,640
St. Joseph Health System, Series E, AGMC Insured, Pre-Refunded, 5.25%, 7/01/47	35,300,000	37,182,549
Sutter Health, Series B, 5.25%, 11/15/48	63,255,000	65,771,916
Sutter Health, Series C, 5.00%, 11/15/38.	23,925,000	24,765,724
Sutter Health, Series C, AGMC Insured, 5.05%, 8/15/38	15,000,000	15,654,300
California Statewide CDA Revenue COP, Insured Health Facilities, UniHealth America, Series A,
AMBAC Insured, Pre-Refunded, 5.75%, 10/01/25.	10,775,000	12,175,858
California Statewide CDA Student Housing Revenue,
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 5.50%, 5/15/26	9,500,000	9,988,490
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, Pre-Refunded, 6.00%, 5/15/40	59,000,000	62,359,460
University of California Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding,
5.125%, 5/15/31	8,000,000	8,745,680
University of California Irvine East Campus Apartments, Phase I, CHF-Irvine LLC, Refunding,
5.375%, 5/15/38	8,500,000	9,172,605

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
California Statewide CDA Water and Wastewater Revenue, Pooled Financing Program, Series A,
AGMC Insured, 5.25%, 10/01/24	$275,000	$275,773
Campbell USD,
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/20	5,000,000	4,739,050
GO, Capital Appreciation, Series B, NATL Insured, zero cpn., 8/01/21	6,280,000	5,804,478
Carlsbad USD,
COP, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/34.	14,000,000	15,329,580
COP, Series A, Assured Guaranty, Pre-Refunded, 5.00%, 10/01/41.	3,880,000	4,248,484
GO, Capital Appreciation, Election of 2006, Series B, zero cpn. to 5/01/19, 6.00% thereafter,
5/01/34	14,000,000	14,632,100
GO, Capital Appreciation, Election of 2006, Series C, zero cpn. to 8/01/26, 6.625% thereafter,
8/01/35	33,000,000	28,015,680
Castaic USD, COP, Refunding, AGMC Insured, 5.125%, 9/01/33	1,000,000	1,102,710
Castro Valley USD, COP, Solar Projects, AGMC Insured, 5.00%, 9/01/32	2,620,000	2,913,545
Centinela Valley UHSD,
GO, County of Los Angeles, Election of 2010, Series B, AGMC Insured, 5.00%, 8/01/50.	3,850,000	4,436,586
GO, County of Los Angeles, Refunding, Series A, NATL Insured, 5.50%, 8/01/33.	15,630,000	19,006,236
Central USD,
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29.	3,000,000	3,302,520
GO, Fresno County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.625%,
8/01/33	3,500,000	3,862,915
Cerritos PFAR Tax Allocation, Redevelopment Project, Refunding, Series A, AMBAC Insured, 5.00%,
11/01/22	1,675,000	1,739,504
Chaffey Joint UHSD, GO, Election of 2012, Series B, 5.00%, 8/01/44	27,500,000	30,961,150
Charter Oak USD, GO, Los Angeles County, Election of 2012, Refunding, Series A, AGMC Insured,
5.00%, 8/01/40.	5,000,000	5,583,100
Chico PFAR, Merged Redevelopment Project Area, NATL Insured, 5.125%, 4/01/24	2,790,000	2,816,087
Chico RDA Tax Allocation, Chico Amended and Merged Redevelopment Project, AMBAC Insured,
5.00%, 4/01/32.	4,000,000	4,010,560
Chico USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	8,000,000	8,875,920
Chula Vista IDR, San Diego Gas and Electric Co., Refunding, Series A, 5.875%, 2/15/34	17,500,000	19,129,250
Coachella Valley USD,
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC
Insured, zero cpn., 8/01/36	8,000,000	3,576,640
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC
Insured, zero cpn., 8/01/37	8,000,000	3,417,040
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC
Insured, zero cpn., 8/01/40	7,500,000	2,755,350
GO, Riverside and Imperial Counties, Capital Appreciation, Election of 2005, Series C, AGMC
Insured, zero cpn., 8/01/43	10,000,000	3,108,500
College of the Sequoias Tulare Area ID No. 3 GO, Election of 2008, Series A, Assured Guaranty,
5.50%, 8/01/33.	5,000,000	5,448,650
College of the Sequoias Visalia Area ID No. 2 GO,
Election of 2008, Series A, Assured Guaranty, 5.50%, 8/01/33	5,750,000	6,274,228
Election of 2008, Series B, AGMC Insured, 5.00%, 8/01/39	3,000,000	3,302,040
Colton Joint USD,
GO, San Bernardino and Riverside Counties, Capital Appreciation, Election of 2008, Series B,
AGMC Insured, zero cpn., 8/01/42	16,365,000	5,587,338
GO, San Bernardino and Riverside Counties, Election of 2008, Series A, Assured Guaranty,
Pre-Refunded, 5.375%, 8/01/34	10,665,000	11,709,957

20 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Compton CRDA Tax Allocation,
Redevelopment Project, second lien, Series B, 5.70%, 8/01/30	$10,000,000	$10,758,600
Redevelopment Project, second lien, Series B, 6.00%, 8/01/35	11,160,000	12,003,696
Redevelopment Project, second lien, Series B, 6.00%, 8/01/42	10,000,000	10,676,700
Compton Sewer Revenue, 6.00%, 9/01/39	11,775,000	12,178,294
Coronado CDA Tax Allocation,
Coronado Community Development Project, NATL Insured, 5.375%, 9/01/26.	2,700,000	2,708,208
Coronado Community Development Project, Refunding, NATL Insured, 5.00%, 9/01/34	6,115,000	6,130,654
Corona-Norco USD,
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/23	2,320,000	1,977,406
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 9/01/24	2,620,000	2,144,915
GO, Riverside County, Capital Appreciation, Series B, AGMC Insured, zero cpn., 3/01/25	1,400,000	1,120,224
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/25	4,655,000	3,657,434
GO, Riverside County, Capital Appreciation, Series C, NATL Insured, zero cpn., 9/01/26	6,080,000	4,548,266
GO, Riverside County, Election of 2006, Series B, Assured Guaranty, Pre-Refunded, 5.375%,
2/01/34	12,000,000	12,699,120
GO, Riverside County, Election of 2006, Series C, AGMC Insured, Pre-Refunded, 5.50%, 8/01/39 .	7,500,000	8,247,150
GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/44	20,000,000	22,502,200
Covina PFA Wastewater Revenue, Assured Guaranty, 5.375%, 10/01/29	6,550,000	7,159,347
Covina PFA Water Revenue, AGMC Insured, 5.50%, 10/01/40	3,500,000	3,925,915
Cudahy RDA Allocation, Refunding, Series C, 6.00%, 10/01/27	5,980,000	6,034,059
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan Mobile
Home Park Acquisition Project, senior bond, Refunding, Series A, 5.00%, 12/15/47	17,870,000	18,106,777
Delano UHSD, GO, Refunding, Series A, NATL Insured, 5.15%, 2/01/32.	8,520,000	9,892,998
Delano USD, COP, Refinancing Project, NATL Insured, 5.125%, 1/01/22	1,620,000	1,758,866
Desert Sands USD, COP, Financing Project, AGMC Insured, Pre-Refunded, 5.75%, 3/01/24.	10,000,000	10,440,100
East Bay MUD Wastewater System Revenue, Alameda and Contra Costa Counties, Refunding, Series
A-2, 5.00%, 6/01/38	12,060,000	15,119,381
East Bay MUD Water System Revenue,
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/35	10,000,000	11,473,100
Alameda and Contra Costa Counties, Refunding, Series A, 5.00%, 6/01/36	7,355,000	8,463,619
Alameda and Contra Costa Counties, Series C, 5.00%, 6/01/44	14,000,000	15,713,880
Alameda and Contra Costa Counties, Series C, 4.00%, 6/01/45	9,070,000	9,317,611
Alameda and Contra Costa Counties, Subordinate, Series A, NATL Insured, Pre-Refunded,
5.00%, 6/01/37	99,545,000	100,206,974
Eastern Municipal Water District Financing Authority Water and Wastewater Revenue, Series B, 5.00%,
7/01/46	30,705,000	34,489,391
Eastern Municipal Water District Water and Wastewater Revenue, Subordinate, Refunding, Series A,
5.00%, 7/01/45.	8,260,000	9,398,228
El Monte UHSD, GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-
Refunded, 5.50%, 6/01/34	11,355,000	12,426,458
Elk Grove Finance Authority Special Tax Revenue, BAM Insured, 5.00%, 9/01/38	1,500,000	1,668,345
Elsinore Valley Municipal Water District COP, Series A, BHAC Insured, Pre-Refunded, 5.00%, 7/01/29 .	7,245,000	7,609,134
Escondido UHSD,
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/33	3,500,000	3,832,955
COP, Public School Facilities Project, Series A, AGMC Insured, 5.00%, 6/01/37	2,500,000	2,731,400
Fairfax Elementary School District GO,
Capital Appreciation, Election of 2010, Refunding, AGMC Insured, zero cpn., 11/01/48	10,380,000	2,394,147
Election of 2010, AGMC Insured, 5.75%, 11/01/40	2,250,000	2,615,805
Fairfield COP, Fairfield Water Financing, Series A, XLCA Insured, 5.00%, 4/01/42	10,000,000	10,023,500
Fontana RDA Tax Allocation, Jurupa Hills Redevelopment Project, Refunding, Series A, 5.50%,
10/01/27	12,500,000	12,740,125

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Foothill/Eastern Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/37	$41,250,000	$17,543,212
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/38	77,650,000	31,306,927
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn., 1/15/39	56,100,000	21,558,669
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.50% thereafter,
1/15/31	35,000,000	30,191,700
Capital Appreciation, Refunding, Series A, AGMC Insured, zero cpn. to 1/15/24, 5.625%
thereafter, 1/15/32	37,260,000	32,040,992
Capital Appreciation, Refunding, Series A, zero cpn., 1/15/42	130,000,000	39,941,200
Capital Appreciation, Refunding, Series A, zero cpn. to 1/14/24, 6.85% thereafter, 1/15/42	98,000,000	80,611,860
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/22	30,835,000	28,457,930
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/23	5,765,000	5,178,008
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/24	72,045,000	62,834,767
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/25	20,660,000	17,401,918
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/26	23,475,000	19,007,942
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/27	15,000,000	11,742,300
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/28	2,000,000	1,504,280
Capital Appreciation, senior lien, Series A, ETM, zero cpn., 1/01/29	35,310,000	25,447,211
Refunding, Series A, 5.75%, 1/15/46	260,000,000	295,178,000
Refunding, Series A, 6.00%, 1/15/49	305,000,000	349,844,150
Refunding, Series A, 6.00%, 1/15/53	190,000,000	217,320,100
Refunding, Series A, AGMC Insured, 5.00%, 1/15/42	10,000,000	10,973,500
Fort Bragg USD, GO, Election of 2008, AGMC Insured, 5.125%, 8/01/41	4,380,000	4,882,342
Fowler USD,
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn.,
8/01/41	3,095,000	1,102,284
GO, Fresno County, Capital Appreciation, Election of 2004, Series C, AGMC Insured, zero cpn.,
8/01/42	3,005,000	1,013,136
GO, Fresno County, Election of 2004, Series C, AGMC Insured, 5.25%, 8/01/39	3,555,000	3,938,976
Franklin-McKinley School District GO, Santa Clara County, Election of 2010, Series C, BAM Insured,
5.00%, 8/01/44.	5,000,000	5,499,200
Fresno USD,
GO, Capital Appreciation, Election of 2001, Series G, zero cpn., 8/01/41.	47,000,000	10,446,220
GO, Capital Appreciation, Election of 2010, Series B, zero cpn., Refunding, 8/01/41	35,000,000	8,153,250
GO, Refunding, Series C, NATL Insured, 5.90%, 2/01/20	2,065,000	2,318,768
GO, Refunding, Series C, NATL Insured, 5.90%, 8/01/22	3,000,000	3,431,250
Fullerton School District Financing Authority Special Tax Revenue, senior lien, Refunding, Series A,
AGMC Insured, 5.00%, 9/01/31	2,500,000	2,837,675
Fullerton School District GO, Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	3,030,000	2,589,559
Glendale Community College District GO, Capital Appreciation, NATL Insured, zero cpn., 8/01/28.	15,000,000	9,868,650
Glendora PFAR Tax Allocation, Project No. 1, Refunding, Series A, NATL Insured, 5.00%, 9/01/24	5,000,000	5,000,200
Golden State Tobacco Securitization Corp. Enhanced Tobacco Settlement Revenue,
Asset-Backed, Senior, Series A-1, 5.125%, 6/01/47	5,000,000	4,942,850
Asset-Backed, Senior, Series A-1, 5.75%, 6/01/47	77,500,000	77,506,975
Asset-Backed, Series A, 5.00%, 6/01/35	25,000,000	27,940,250
Asset-Backed, Series A, 5.00%, 6/01/40	212,525,000	235,917,627
Asset-Backed, Series A, 5.00%, 6/01/45	144,305,000	159,432,493
Grand Terrace Community RDA Tax Allocation Revenue, Community Redevelopment Project Area,
Series A, 6.00%, 9/01/33.	10,000,000	11,023,800

22 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Grossmont UHSD,
GO, San Diego County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/24.	$5,110,000	$4,147,685
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.00%,
8/01/33	1,440,000	1,568,736
GO, San Diego County, Election of 2008, Series A, AGMC Insured, Pre-Refunded, 5.25%,
8/01/33	7,510,000	8,224,351
Hartnell Community College District GO, Monterey and San Benito Counties, Capital Appreciation,
Election of 2002, zero cpn. to 8/01/22, 6.125% thereafter, 8/01/33	20,000,000	20,596,800
Hawthorne School District GO,
Capital Appreciation, Election of 2004, Series C, Assured Guaranty, zero cpn., 8/01/48	37,665,000	8,839,222
Los Angeles County, Election of 2008, Series A, Assured Guaranty, 5.00%, 8/01/34	1,000,000	1,072,430
Hayward USD, GO, Alameda County, Capital Appreciation, Election of 2008, Series A, AGMC Insured,
Pre-Refunded, zero cpn., 8/01/38	9,875,000	2,601,470
Healdsburg RDA Tax Allocation Revenue, Sotoyome Community Development Project, 5.375%,
8/01/34	7,750,000	8,682,015
Huntington Beach City School District GO, Capital Appreciation, Election of 2002, Series A, NATL
Insured, zero cpn., 8/01/28	10,005,000	6,558,378
Huntington Beach UHSD, COP, Adult Education Project, AGMC Insured, 5.25%, 9/01/39	2,000,000	2,220,600
Indian Wells Valley Water District COP,
Refunding, Assured Guaranty, 5.125%, 10/01/32	1,690,000	1,798,988
Refunding, Assured Guaranty, 5.25%, 10/01/39	7,590,000	8,081,756
Inland Empire Tobacco Securitization Authority Revenue, Tobacco Settlement Asset-Backed, Inland
Empire Tobacco Securitization Corp., Capital Appreciation, Series B, 5.75%, 6/01/26	35,000,000	36,815,100
Irvine USD Financing Authority Special Tax,
Group II, Series A, Pre-Refunded, 5.00%, 9/01/26	1,720,000	1,816,028
Group II, Series A, Pre-Refunded, 5.125%, 9/01/36	6,305,000	6,667,979
Irvine USD Special Tax, CFD No. 01-1, Refunding, BAM Insured, 5.00%, 9/01/38	7,000,000	7,796,180
Jefferson UHSD San Mateo County GO,
Refunding, Series A, NATL Insured, 6.45%, 8/01/25	3,045,000	3,740,448
Refunding, Series A, NATL Insured, 6.45%, 8/01/29	3,075,000	3,931,357
Jurupa PFA Special Tax Revenue,
Refunding, Series A, AGMC Insured, 5.25%, 9/01/42	3,250,000	3,717,968
Series A, AGMC Insured, 5.125%, 9/01/37	4,000,000	4,536,760
Jurupa PFAR, superior lien, Refunding, Series A, AGMC Insured, 5.00%, 9/01/30	4,000,000	4,400,040
Jurupa USD, GO, Riverside County, Election of 2014, Series A, 5.00%, 8/01/39	10,165,000	11,397,405
La Habra COP, Park La Habra and Viewpark Refinancing Project, Refunding, Series A, AGMC Insured,
5.25%, 9/01/40.	7,900,000	8,771,370
La Mirada RDA Tax Allocation, Merged Project Area, Refunding, Series A, AGMC Insured, 5.00%,
8/15/28	1,855,000	2,056,045
La Palma Community Development Commission Tax Allocation, La Palma Community Development
Project No. 1, Refunding, 6.10%, 6/01/22	795,000	797,290
Lake Elsinore PFA Tax Allocation Revenue, Series A, Assured Guaranty, 5.25%, 9/01/33	10,065,000	10,943,373
Lake Elsinore USD, COP, School Facilities Project Funding Program, AGMC Insured, 5.00%, 6/01/42	10,000,000	10,801,100
Lake Tahoe USD, GO, Election of 2008, AGMC Insured, 5.375%, 8/01/29	10,000,000	10,868,900
Lakeside USD San Diego County GO, Capital Appreciation, Election of 2008, Series B, zero cpn.,
8/01/45	11,540,000	3,261,781
Lammersville Joint USD, GO, Election of 2016, Series A, 4.00%, 8/01/46	41,340,000	41,370,178
Lancaster School District GO,
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 8/01/25	5,495,000	4,281,869
Capital Appreciation, Election of 1999, NATL Insured, zero cpn., 7/01/26	5,965,000	4,464,862

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Lawndale RDA Tax Allocation,
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/39	$10,280,000	$11,175,388
Economic Revitalization Project, Assured Guaranty, 5.50%, 8/01/44	6,085,000	6,607,702
Lemon Grove School District GO,
Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn., 8/01/50	20,990,000	4,843,862
Election of 2008, Series A, Assured Guaranty, 5.125%, 8/01/33	2,100,000	2,274,552
Live Oak School District COP,
Assured Guaranty, Pre-Refunded, 5.50%, 8/01/29	1,245,000	1,370,546
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/34	2,270,000	2,518,361
Assured Guaranty, Pre-Refunded, 5.875%, 8/01/39	2,750,000	3,050,878
Lodi Electric System Revenue COP, Series A, Assured Guaranty, 5.00%, 7/01/32	18,960,000	19,742,479
Loma Linda Hospital Revenue, Loma Linda University Medical Center, Series A, Pre-Refunded, 8.25%,
12/01/38	35,000,000	36,674,750
Long Beach Bond Finance Authority Natural Gas Purchase Revenue,
Series A, 5.50%, 11/15/28	8,000,000	9,583,280
Series A, 5.00%, 11/15/29	17,465,000	20,117,060
Series A, 5.50%, 11/15/30	5,000,000	6,020,950
Series A, 5.00%, 11/15/35	69,800,000	79,990,800
Series A, 5.50%, 11/15/37	35,000,000	42,543,550
Los Angeles Community College District GO,
Election of 2001, Series A, NATL Insured, Pre-Refunded, 5.00%, 8/01/32	21,500,000	21,792,615
Election of 2001, Series E-1, Pre-Refunded, 5.00%, 8/01/33	25,000,000	26,333,750
Election of 2003, Series F-1, Pre-Refunded, 5.00%, 8/01/33	20,000,000	21,067,000
Refunding, 5.00%, 8/01/38.	10,000,000	11,571,500
Los Angeles County MTA Sales Tax Revenue,
Refunding, Series A, 5.00%, 6/01/35	17,655,000	20,524,291
Refunding, Series A, 5.00%, 6/01/37	10,970,000	12,676,713
Refunding, Series A, 5.00%, 6/01/38	28,160,000	32,468,198
Refunding, Series A, 5.00%, 6/01/39	10,000,000	11,495,400
Los Angeles County Sanitation Districts Financing Authority Revenue, Green Bonds, Refunding, Series
A, 4.00%, 10/01/42	26,430,000	26,637,740
Los Angeles Department of Airports Revenue,
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/34	18,500,000	19,852,350
Los Angeles International Airport, Senior, Refunding, Series A, 5.25%, 5/15/39	14,000,000	15,101,940
Los Angeles International Airport, Senior, Refunding, Series A, 5.00%, 5/15/40	19,445,000	21,406,028
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/35	80,000,000	88,350,400
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/40	30,000,000	33,025,500
Los Angeles International Airport, Senior, Series D, 5.00%, 5/15/41	14,500,000	15,970,010
Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/32	10,000,000	11,665,100
Los Angeles International Airport, Subordinate, Refunding, Series C, 5.00%, 5/15/33	6,345,000	7,331,521
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/41	12,500,000	13,869,125
Los Angeles International Airport, Subordinate, Series B, 5.00%, 5/15/46	53,000,000	58,588,320
Los Angeles International Airport, Subordinate, Series C, Pre-Refunded, 5.125%, 5/15/33	16,000,000	16,747,360
Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series A, 5.00%, 7/01/33.	66,020,000	75,911,777
Power System, Refunding, Series A, 5.00%, 7/01/34.	53,105,000	60,783,452
Power System, Refunding, Series A, 5.00%, 7/01/35.	15,105,000	17,232,841
Power System, Refunding, Series A, 5.00%, 7/01/36.	17,795,000	20,249,108
Power System, Refunding, Series A, 5.00%, 7/01/46.	22,000,000	24,979,020
Power System, Series A, 5.00%, 7/01/42	120,000,000	138,271,200
Power System, Series A, 5.00%, 7/01/47	125,000,000	143,130,000
Power System, Series A, Subseries A-1, 5.25%, 7/01/38	10,000,000	10,514,200

24 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Los Angeles Department of Water and Power Revenue, (continued)
Power System, Series A, Subseries A-1, AMBAC Insured, 5.00%, 7/01/37	$11,345,000	$11,435,987
Power System, Series B, 5.00%, 7/01/35	11,995,000	13,806,725
Power System, Series B, 5.00%, 7/01/43	62,000,000	69,552,220
Power System, Series D, 5.00%, 7/01/44	51,940,000	58,256,943
Power System, Series E, 5.00%, 7/01/39	13,950,000	15,840,085
Power System, Series E, 5.00%, 7/01/44	34,000,000	38,135,080
Water System, Refunding, Series A, 5.00%, 7/01/43	81,095,000	90,777,743
Water System, Refunding, Series A, 5.00%, 7/01/46	37,255,000	42,299,700
Water System, Series A, 5.00%, 7/01/44	50,000,000	56,150,000
Water System, Series A, Subseries A-1, AMBAC Insured, 5.00%, 7/01/38	18,000,000	18,142,560
Water System, Series A, Subseries A-2, AMBAC Insured, 5.00%, 7/01/44	38,000,000	38,270,560
Los Angeles Harbor Department Revenue, Refunding, Series B, 5.00%, 8/01/44	10,300,000	11,630,348
Los Angeles Mortgage Revenue, FHA Insured Mortgage Loans, Section 8 Assisted Projects,
Refunding, Series 1, NATL Insured, 6.50%, 7/01/22	370,000	371,528
Los Angeles USD,
GO, Election of 2004, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/27	5,000,000	5,050,450
GO, Election of 2004, Series H, AGMC Insured, Pre-Refunded, 5.00%, 7/01/28	5,000,000	5,050,450
GO, Election of 2004, Series I, 5.00%, 7/01/29.	10,000,000	10,832,200
GO, Election of 2004, Series I, 5.00%, 1/01/34.	36,760,000	39,776,526
GO, Election of 2005, Series E, AGMC Insured, Pre-Refunded, 5.00%, 7/01/27	5,800,000	5,858,522
GO, Election of 2005, Series F, 5.00%, 7/01/29	2,250,000	2,437,245
GO, Election of 2008, Series A, 5.00%, 7/01/40	20,000,000	22,790,200
Los Angeles Wastewater System Revenue,
Green Bond, Refunding, Series C, 5.00%, 6/01/45	24,690,000	27,932,785
Green Bond, Series A, 5.00%, 6/01/44	9,000,000	10,188,900
Refunding, Series A, 5.00%, 6/01/39	25,000,000	26,821,000
Los Gatos-Saratoga Joint UHSD,
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/39	10,635,000	10,961,601
GO, Santa Clara and Santa Cruz Counties, Election of 2014, Series A, 4.00%, 8/01/44	16,090,000	16,479,539
Madera County COP,
Valley Children’s Hospital Project, NATL Insured, 5.00%, 3/15/23	8,500,000	8,511,390
Valley Children’s Hospital Project, NATL Insured, 5.75%, 3/15/28	27,500,000	27,549,775
McFarland PFAR, Water and Wastewater Financing Projects, Series A, AGMC Insured, 5.00%,
10/01/40	5,115,000	5,629,620
Mendocino-Lake Community College District GO, Election of 2006, Series B, AGMC Insured, 5.125%,
8/01/41	7,500,000	8,343,825
The Metropolitan Water District of Southern California Water Revenue, Authorization, Series A, 5.00%,
7/01/40	10,000,000	11,449,900
Milpitas RDA Tax Allocation, Redevelopment Project Area No. 1, NATL Insured, ETM, 5.50%, 1/15/24	11,790,000	13,178,037
Modesto High School District Stanislaus County GO,
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/21	9,660,000	8,890,388
Capital Appreciation, Series A, NATL Insured, zero cpn., 8/01/23	10,815,000	9,300,792
Capital Appreciation, Series A, NATL Insured, zero cpn., 5/01/27	12,770,000	9,386,205
Montebello USD, GO, Election of 2004, AGMC Insured, Pre-Refunded, 5.00%, 8/01/33	2,700,000	2,844,045
Monterey Peninsula USD,
GO, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/41	17,500,000	20,528,900
GO, Election of 2010, Series C, 5.00%, 8/01/41	11,190,000	12,628,698
Moorpark USD,
COP, Refunding, Assured Guaranty, 5.625%, 11/01/28	2,180,000	2,395,013
GO, Capital Appreciation, Election of 2008, Series A, Assured Guaranty, zero cpn., 8/01/32	5,870,000	3,209,188

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Moreno Valley USD,
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/27 .	$6,315,000	$4,921,469
GO, Riverside County, Capital Appreciation, Election of 2004, AGMC Insured, zero cpn., 8/01/28 .	6,625,000	4,989,354
GO, Riverside County, Election of 2014, Series A, AGMC Insured, 5.00%, 8/01/44	29,220,000	32,537,931
Mount San Antonio Community College District GO, Los Angeles County, Capital Appreciation, Election
of 2008, Series A, zero cpn. to 8/01/28, 6.25% thereafter, 8/01/43	55,000,000	40,314,450
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	25,000,000	34,279,000
M-S-R Public Power Agency San Juan Project Revenue, Series E, NATL Insured, ETM, 6.00%,
7/01/22	6,330,000	7,303,997
Murrieta Valley USD, COP, School Facility Bridge Funding Program, Pre-Refunded, 5.75%, 5/01/41	12,000,000	13,631,280
Natomas USD, GO, Election of 2006, BHAC Insured, Pre-Refunded, 5.00%, 8/01/32	16,450,000	16,673,884
Needles PFAR Tax Allocation, Redevelopment Project, Series A, 7.50%, 8/15/22	760,000	761,026
Newport Mesa USD, GO, Capital Appreciation, Election of 2005, zero cpn. to 7/31/21, 6.30%
thereafter, 8/01/42	20,000,000	20,504,600
Northern California Public Power Agency Revenue, AMBAC Insured, Pre-Refunded, 7.50%, 7/01/23	3,200,000	3,737,792
Oak Grove School District GO, Capital Appreciation, Election of 2008, Series B-1, Pre-Refunded, zero
cpn., 6/01/41	36,240,000	7,927,862
Oak View USD, GO, San Joaquin County, Election of 2008, Series A, AGMC Insured, 5.00%, 8/01/49	1,895,000	2,053,251
Oakland GO, Series B, Pre-Refunded, 6.25%, 1/15/39	10,045,000	10,981,094
Oakland USD Alameda County GO, Election of 2006, Series A, Pre-Refunded, 6.125%, 8/01/29	7,225,000	8,056,814
Oceanside USD,
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero
cpn., 8/01/38	10,590,000	4,410,947
GO, San Diego County, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero
cpn., 8/01/39	7,860,000	3,128,437
GO, San Diego County, Election of 2008, Refunding, Series A, Assured Guaranty, 5.25%, 8/01/33 .	5,000,000	5,245,150
GO, San Diego County, Refunding, 5.00%, 8/01/48	12,000,000	13,271,040
[a] Ontario-Montclair School District GO, San Bernardino County, Election of 2016, Series A, 5.00%,
8/01/46	11,765,000	13,369,628
Orange County Sanitation District Revenue, Wastewater, Refunding, Series A, 5.00%, 2/01/36	8,350,000	9,659,948
Orange County Water District Revenue COP,
Series B, NATL Insured, ETM, 5.00%, 8/15/28	13,740,000	16,786,295
Series B, NATL Insured, ETM, 5.00%, 8/15/34	3,305,000	4,103,257
Series B, NATL Insured, Pre-Refunded, 5.00%, 8/15/34	4,140,000	5,205,512
Orange Special Tax, CFD No. 06-1, Del Rio Public Improvements, Refunding, AGMC Insured, 5.00%,
10/01/40	7,500,000	8,302,575
Oxnard School District GO, Ventura County, Election of 2012, Series C, BAM Insured, 4.00%, 8/01/44 .	10,755,000	10,911,485
Palomar Community College District GO,
Capital Appreciation, Election of 2006, Series B, zero cpn. to 8/01/25, 6.20% thereafter, 8/01/39	69,410,000	59,367,067
Election of 2006, Series C, 5.00%, 8/01/44	35,120,000	39,513,863
Palomar Pomerado Health Care District COP, Pre-Refunded, 6.75%, 11/01/39	30,000,000	34,254,000
Palomar Pomerado Health GO,
Capital Appreciation, Election of 2004, Series A, Assured Guaranty, zero cpn. to 8/01/19, 7.00%
thereafter, 8/01/38	36,000,000	41,700,600
Capital Appreciation, Election of 2004, Series A, zero cpn. to 8/01/20, 6.75% thereafter, 8/01/40	60,000,000	64,919,400
Paramount USD,
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/43.	32,000,000	6,858,240
GO, Los Angeles County, Capital Appreciation, Election of 2006, BAM Insured, zero cpn., 8/01/48.	28,000,000	4,031,440
GO, Los Angeles County, Election of 2006, AGMC Insured, 5.00%, 8/01/46.	11,270,000	12,368,600
GO, Los Angeles County, Election of 2006, BAM Insured, 5.00%, 8/01/48	2,450,000	2,688,728
Pasadena Electric Revenue, Refunding, Series A, 4.00%, 6/01/46	22,625,000	22,831,566

26 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Patterson Joint USD,
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/22	$1,900,000	$1,653,323
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/23	1,985,000	1,657,753
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/24	2,075,000	1,661,287
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/25	2,170,000	1,664,802
GO, Stanislaus and Santa Clara Counties, Capital Appreciation, Election of 2001, Series A, NATL
Insured, zero cpn., 8/01/26	2,265,000	1,663,257
Peralta Community College District GO, Election of 2006, Series B, AGMC Insured, Pre-Refunded,
5.00%, 8/01/24.	6,000,000	6,081,660
Perris CFD No. 93-1 Special Tax, Series A, AMBAC Insured, 5.125%, 8/15/23	3,005,000	3,006,262
Perris School District COP, School Facility Bridge Funding Program, AGMC Insured, 5.50%, 9/01/34	4,000,000	4,460,760
Perris SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn., 6/01/23	19,095,000	16,749,943
Perris UHSD, GO, Riverside County, Election of 2012, Series A, AGMC Insured, 5.00%, 9/01/42.	5,000,000	5,575,600
Pittsburg USD Financing Authority Revenue, Board Program, AGMC Insured, Pre-Refunded, 5.50%,
9/01/46	9,980,000	11,670,911
Placentia-Yorba Linda USD,
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/43	27,955,000	9,005,703
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/46	89,200,000	25,592,372
GO, Capital Appreciation, Election of 2008, Series D, zero cpn., 8/01/49	85,000,000	21,174,350
Pleasanton USD, COP, Refunding, AGMC Insured, 5.00%, 8/01/29	4,000,000	4,419,080
Pomona USD,
GO, Election of 2008, Series C, AGMC Insured, 5.25%, 8/01/40.	16,000,000	17,937,920
GO, Los Angeles County, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.25%,
8/01/33	5,675,000	6,214,806
Port Hueneme RDA Tax Allocation, R-76 Project, Refunding, 6.50%, 5/01/23	1,395,000	1,398,250
Poway RDA Successor Agency Tax Allocation,
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/31.	10,180,000	12,181,693
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 12/15/32.	11,215,000	13,417,177
Paguay Redevelopment Project, Refunding, Series A, 5.00%, 6/15/33	5,835,000	6,909,690
Poway USD, GO, Capital Appreciation, School Facilities ID No. 2007-1, Election of 2008, Refunding,
Series B, zero cpn., 8/01/46	45,000,000	12,421,800
Ramona USD, COP, Capital Appreciation, NATL Insured, Pre-Refunded, 5.00%, 5/01/32	16,000,000	16,048,160
Rancho Mirage Joint Powers Financing Authority Revenue,
Eisenhower Medical Center, Refunding, Series A, 5.00%, 7/01/38	11,200,000	11,255,552
Eisenhower Medical Center, Series A, 5.00%, 7/01/47.	58,450,000	58,701,919
Rancho Water District Financing Authority Revenue,
Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/17	13,605,000	13,558,063
Capital Appreciation, AMBAC Insured, ETM, zero cpn., 8/15/18	13,605,000	13,388,817
Rialto RDA Tax Allocation, Series A, 6.25%, 9/01/37	13,525,000	14,296,060
Rialto USD,
GO, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn., 6/01/19	5,280,000	4,866,048
GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/26, 7.35%
thereafter, 8/01/41	27,000,000	24,214,950
Richmond Joint Powers Financing Authority Lease Revenue, Civic Center Project, Refunding, Assured
Guaranty, 5.875%, 8/01/37	24,000,000	26,305,920
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C, zero cpn.,
8/01/35	10,000,000	4,990,200

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Ripon USD, GO, Capital Appreciation, Election of 2012, Refunding, Series A, BAM Insured, zero cpn.
to 8/01/18, 5.00% thereafter, 8/01/42	$3,020,000	$3,037,697
Riverside Community College District GO, Election of 2004, Series C, NATL Insured, Pre-Refunded,
5.00%, 8/01/32.	6,930,000	7,023,139
Riverside County Asset Leasing Corp. Leasehold Revenue,
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/01/23	14,160,000	12,151,970
Riverside County Hospital Project, Capital Appreciation, Series A, NATL Insured, zero cpn.,
6/01/24	13,005,000	10,734,067
Riverside County Flood Control and Water Conservation District Special Assessment, Elsinore Valley
Benefit Assessment District, Zone 3, 7.875%, 9/01/17	475,000	488,257
Riverside County SFMR,
Capital Appreciation Mortgage, Series A, GNMA Secured, ETM, zero cpn., 11/01/20	25,055,000	23,040,829
Capital Appreciation Mortgage, Series B, GNMA Secured, ETM, zero cpn., 6/01/23	26,160,000	22,877,705
Riverside County Transportation Commission Sales Tax Revenue, Series A, 5.25%, 6/01/39	11,000,000	12,776,830
Riverside County Transportation Commission Toll Revenue, senior lien, Series A, 5.75%, 6/01/48	10,000,000	11,095,500
Riverside Electric Revenue,
Issue D, AGMC Insured, 5.00%, 10/01/33	10,000,000	10,524,000
Issue D, AGMC Insured, 5.00%, 10/01/38	5,310,000	5,577,783
Refunding, Series A, 5.00%, 10/01/43	11,535,000	12,929,466
Riverside Sewer Revenue, Refunding, Series A, 5.00%, 8/01/40	25,000,000	28,069,750
RNR School Financing Authority Special Tax, CFD No. 92-1, Subordinate, Refunding, Series A, BAM
Insured, 5.00%, 9/01/36	11,145,000	12,438,934
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, Pre-Refunded,
7.00%, 9/01/39.	8,865,000	10,089,522
Rocklin USD,
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/25	8,160,000	6,405,600
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/26	8,695,000	6,527,163
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/27	9,080,000	6,516,353
GO, Capital Appreciation, Election of 2002, NATL Insured, zero cpn., 8/01/28	16,615,000	11,368,149
Rohnert Park Community Development Commission Tax Allocation Revenue,
Redevelopment Project, Series R, NATL Insured, 5.00%, 8/01/37	3,620,000	3,626,154
Redevelopment Project, Series R, NATL Insured, ETM, 5.00%, 8/01/37	1,380,000	1,392,586
Roseville City School District GO, Capital Appreciation, Series A, zero cpn., 8/01/17	7,340,000	7,310,346
Roseville Electric System Revenue COP, AGMC Insured, 5.00%, 2/01/34	5,000	5,013
Roseville Joint UHSD, GO, Capital Appreciation, Series A, zero cpn., 8/01/17	1,305,000	1,299,728
Roseville Natural Gas Financing Authority Gas Revenue, 5.00%, 2/15/26	5,000,000	5,710,150
Sacramento Area Flood Control Agency Revenue, Consolidated, Capital AD, Series A, NATL Insured,
Pre-Refunded, 5.00%, 10/01/37	8,715,000	8,893,657
Sacramento Area Flood Control Agency Special Assessment, Consolidated, Capital AD, Series A,
Assured Guaranty, Pre-Refunded, 5.00%, 10/01/32	5,000,000	5,102,500
Sacramento County Airport System Revenue,
PFC/Grant, Subordinate, Series C, Assured Guaranty, Pre-Refunded, 5.75%, 7/01/39	5,000,000	5,297,350
Senior, 5.00%, 7/01/40	9,000,000	9,857,250
Senior, Refunding, Series A, 5.00%, 7/01/41	10,000,000	11,149,800
Senior, Series A, AGMC Insured, Pre-Refunded, 5.00%, 7/01/41	10,000,000	10,502,600
Senior, Series B, AGMC Insured, 5.25%, 7/01/39	20,000,000	20,816,000
Senior, Series B, Assured Guaranty, 5.50%, 7/01/34	16,320,000	17,146,934
Subordinate, Refunding, Series B, 5.00%, 7/01/41	9,000,000	9,908,010
Sacramento County Sanitation Districts Financing Authority Revenue,
Sacramento Regional County Sanitation District, NATL Insured, 5.00%, 12/01/36.	13,220,000	13,410,104
Sacramento Regional County Sanitation District, Refunding, Series A, 5.00%, 12/01/44	25,000,000	27,907,500

28 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Sacramento Water Revenue, 5.00%, 9/01/38	$21,630,000	$24,388,690
Salida Area Public Facilities Financing Agency No. 88 Special Tax, Refunding, AGMC Insured, 5.00%,
9/01/30	5,435,000	6,094,809
San Bernardino Community College District GO, Capital Appreciation, Election of 2008, Series B, zero
cpn., 8/01/48	66,390,000	16,385,716
San Bernardino County COP, Medical Center Financing Project, Refunding, 5.00%, 8/01/26	13,045,000	13,073,438
San Bernardino County SFMR, Capital Appreciation, Series A, GNMA Secured, ETM, zero cpn.,
5/01/22	19,150,000	14,815,397
San Bernardino Joint Powers Financing Authority Lease Revenue, City Hall Project, Refunding, NATL
Insured, 5.70%, 1/01/23	4,985,000	5,000,952
San Buenaventura Public Facilities Financing Authority Waste Water Revenue,
Series C, 5.00%, 1/01/39	8,500,000	9,546,435
Series C, 5.00%, 1/01/44	10,840,000	12,104,378
San Buenaventura Public Facilities Financing Authority Water Revenue, Series C, 5.00%, 1/01/44	8,555,000	9,552,855
San Diego Community College District GO, Capital Appreciation, Election of 2002, zero cpn. to
8/01/19, 6.00% thereafter, 8/01/33	26,880,000	29,712,614
San Diego County COP, The Salk Institute for Biological Studies, 5.125%, 7/01/40	15,000,000	16,457,550
San Diego County Regional Airport Authority Revenue,
Consolidated Rental Car Facilities, Series A, 5.00%, 7/01/44	5,645,000	6,231,403
Subordinate, Refunding, Series A, 5.00%, 7/01/27	11,565,000	12,789,387
San Diego County Regional Transportation Commission Revenue, Refunding, Series A, 5.00%,
4/01/48	25,000,000	28,617,000
San Diego County Regional Transportation Commission Sales Tax Revenue,
Series A, 5.00%, 4/01/44	54,915,000	61,829,897
Series A, 5.00%, 4/01/48	20,000,000	22,384,600
San Diego USD,
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/21	12,160,000	11,223,315
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/22	8,440,000	7,545,444
GO, Capital Appreciation, Election of 1998, Series A, NATL Insured, zero cpn., 7/01/23	11,120,000	9,588,109
GO, Capital Appreciation, Election of 2008, Series A, Pre-Refunded, zero cpn. to 7/01/19, 6.00%
thereafter, 7/01/33	104,505,000	118,099,010
GO, Capital Appreciation, Election of 2008, Series C, zero cpn. to 6/30/30, 6.625% thereafter,
7/01/48	29,840,000	20,889,194
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Election of 2008, Series
E, zero cpn. to 7/01/32, 5.375% thereafter, 7/01/47	74,270,000	41,348,337
GO, Dedicated Unlimited Ad Valorem Property Tax, Capital Appreciation, Refunding, Series R-2,
zero cpn. to 6/30/30, 6.625% thereafter, 7/01/40	79,500,000	57,750,390
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/40	56,510,000	64,349,632
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series F, 5.00%, 7/01/45	34,370,000	38,871,095
GO, Dedicated Unlimited Ad Valorem Property Tax, Election of 2012, Series G, 5.00%, 7/01/40	13,000,000	14,803,490
San Francisco BART District GO, Election of 2004, Series B, Pre-Refunded, 5.00%, 8/01/32	28,000,000	28,385,560
San Francisco City and County Airport Commission International Airport Revenue,
Second Series, Series B, 5.00%, 5/01/41.	31,000,000	34,383,650
Second Series, Series B, 5.00%, 5/01/44.	31,000,000	34,340,560
Second Series, Series B, 5.00%, 5/01/46.	112,500,000	124,320,375
Second Series, Series C, 5.00%, 5/01/46	1,000,000	1,141,590
San Francisco City and County COP, 30 Van Ness Avenue Property, Series A, NATL Insured, 5.00%,
9/01/31	5,805,000	5,820,906
San Francisco City and County Public Utilities Commission Water Revenue,
Refunding, Series A, 5.00%, 11/01/36	5,000,000	5,689,050
Sub-Series A, 5.00%, 11/01/36.	23,490,000	26,617,928
Sub-Series A, 5.00%, 11/01/41.	5,800,000	6,524,130

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Francisco City and County Public Utilities Commission Water Revenue, (continued)
Sub-Series A, 5.00%, 11/01/43.	$71,735,000	$80,445,064
San Francisco City and County RDA Successor Agency Tax Allocation, Transbay Infrastructure
Projects, third lien, Series B, AGMC Insured, 5.00%, 8/01/46	10,000,000	11,179,600
San Gabriel USD,
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero
cpn., 8/01/26	3,530,000	2,686,648
GO, Los Angeles County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero
cpn., 2/01/27	1,850,000	1,372,867
San Jacinto USD,
COP, Refunding, AGMC Insured, 5.125%, 9/01/30	4,375,000	4,862,550
COP, Refunding, AGMC Insured, 5.375%, 9/01/40	12,000,000	13,393,920
San Joaquin Delta Community College District GO,
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/31	10,475,000	4,846,678
Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn., 8/01/32	15,185,000	6,622,027
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	13,155,000	9,292,034
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.65% thereafter, 1/15/37	104,745,000	91,896,978
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.70% thereafter, 1/15/38	140,340,000	123,962,322
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/40	158,655,000	141,540,885
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/41	141,024,000	125,975,329
Capital Appreciation, Refunding, Series A, zero cpn. to 7/15/21, 5.75% thereafter, 1/15/42	141,024,000	126,110,712
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/25	5,700,000	4,837,989
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/28	33,545,000	25,364,716
senior lien, Capital Appreciation, ETM, zero cpn., 1/01/29	37,050,000	26,856,063
senior lien, Refunding, Series A, 5.00%, 1/15/44	125,000,000	135,625,000
senior lien, Refunding, Series A, 5.00%, 1/15/50	430,000,000	464,438,700
San Jose Airport Revenue,
[a] Refunding, Series A, 5.00%, 3/01/41	10,000,000	11,085,500
[a] Refunding, Series A, 5.00%, 3/01/47	20,000,000	22,083,800
[a] Refunding, Series B, 5.00%, 3/01/47	10,000,000	11,271,100
Refunding, Series B, AMBAC Insured, 5.00%, 3/01/37	25,500,000	25,517,850
San Jose Financing Authority Lease Revenue,
Civic Center Project, Refunding, Series A, AMBAC Insured, 5.00%, 6/01/39	20,885,000	20,939,092
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/21	14,045,000	14,084,747
Convention Center Project, Refunding, Series F, NATL Insured, 5.00%, 9/01/22	14,730,000	14,771,539
San Jose Financing Authority Revenue, Fourth and San Fernando Parking Facility Project, Series A,
AMBAC Insured, 5.00%, 9/01/24	5,000,000	5,013,150
San Jose GO,
Libraries, Parks and Public Safety Projects, 5.00%, 9/01/28	11,600,000	11,634,104
Libraries, Parks and Public Safety Projects, NATL Insured, 5.00%, 9/01/34	15,820,000	15,884,862
Libraries and Parks Projects, NATL Insured, 5.00%, 9/01/36	35,150,000	35,301,848
San Jose RDA Tax Allocation,
Housing Set-Aside Merged Area, Series E, NATL Insured, 5.85%, 8/01/27	7,325,000	7,350,198
Merged Area Redevelopment Project, Refunding, NATL Insured, 5.625%, 8/01/28	2,030,000	2,036,131
Merged Area Redevelopment Project, Series A, 6.50%, 8/01/18	6,840,000	7,082,273
Merged Area Redevelopment Project, Series B, 7.00%, 8/01/35	28,565,000	30,133,218
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/31	15,470,000	15,592,522
Merged Area Redevelopment Project, Series B, XLCA Insured, 5.00%, 8/01/32	13,395,000	13,498,008
San Jose Special Hotel Tax Revenue,
Convention Center Expansion and Renovation Project, 6.50%, 5/01/36	10,000,000	11,747,000
Convention Center Expansion and Renovation Project, 6.50%, 5/01/42	10,000,000	11,721,300

30 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
San Jose USD,
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/27	$7,105,000	$5,482,360
COP, Capital Appreciation, AGMC Insured, ETM, zero cpn., 1/01/29	7,105,000	5,061,460
San Juan USD,
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/26	15,825,000	11,463,155
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/27	18,605,000	13,419,973
GO, Capital Appreciation, Election of 1998, Series B, NATL Insured, zero cpn., 8/01/28	19,470,000	13,395,944
San Luis Obispo County Financing Authority Revenue,
Nacimiento Water Project, Refunding, Series A, BAM Insured, 5.00%, 9/01/37.	10,000,000	11,332,900
Nacimiento Water Project, Series A, NATL Insured, 5.00%, 9/01/32	525,000	532,476
Nacimiento Water Project, Series A, NATL Insured, Pre-Refunded, 5.00%, 9/01/32	11,975,000	12,177,138
San Marcos PFAR, Series A, ETM, 6.25%, 9/02/22	15,000,000	18,381,600
San Marcos School Financing Authority Lease Revenue, AGMC Insured, 5.00%, 8/15/40.	15,635,000	17,135,960
San Marino USD, GO, Los Angeles County, Capital Appreciation, Election of 2000, Series A, NATL
Insured, zero cpn., 7/01/25	6,080,000	4,914,403
San Mateo UHSD,
COP, Phase I Projects, Capital Appreciation, Series B, AMBAC Insured, Pre-Refunded, zero cpn.
to 12/15/19, 5.00% thereafter, 12/15/43	11,535,000	12,212,681
GO, Capital Appreciation, Election of 2000, Series B, NATL Insured, zero cpn., 9/01/22	5,000,000	4,480,450
Sanger Financing Authority Wastewater Revenue,
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/35	2,360,000	2,636,214
Fresno County, Subordinate, AGMC Insured, 5.00%, 6/15/43	3,225,000	3,550,596
Sanger Financing Authority Water Revenue, Fresno County, AGMC Insured, 5.00%, 6/15/43	2,930,000	3,225,813
Santa Ana Community RDA Tax Allocation,
Merged Project Area, Refunding, Series A, 6.25%, 9/01/24	7,005,000	8,186,954
Merged Project Area, Refunding, Series A, 6.75%, 9/01/28	13,500,000	16,070,940
Santa Ana USD, COP, Financing Project, Capital Appreciation, AGMC Insured, zero cpn., 4/01/24	14,245,000	10,969,362
[b] Santa Barbara Housing Authority Revenue, Refunding and Acquisition, 6.25%, 11/15/20	1,925,000	1,904,095
Santa Clara County Financing Authority Revenue, El Camino Hospital, Series B, AMBAC Insured,
Pre-Refunded, 5.125%, 2/01/41	31,545,000	31,986,945
Santa Clara Valley Water District Revenue, Refunding, Series A, 5.00%, 6/01/41.	10,000,000	11,481,400
Santa Clarita Community College District GO, Los Angeles County, Election of 2006, NATL Insured,
Pre-Refunded, 5.00%, 8/01/32	9,765,000	9,897,902
Santa Cruz County RDA Tax Allocation,
Live Oak/Soquel Community Improvement Project Area, Series A, Pre-Refunded, 7.00%, 9/01/36 .	5,000,000	5,690,650
Refunding, Series A, BAM Insured, 5.00%, 9/01/35.	20,000,000	22,555,600
Santa Maria Joint UHSD, GO, Santa Barbara and San Luis Obispo Counties, Election of 2004, 4.00%,
8/01/37	14,230,000	14,565,259
Santa Paula Utility Authority Wastewater Enterprise Revenue,
Series A, 5.00%, 2/01/45	16,495,000	18,186,397
Series A, 5.00%, 2/01/50	21,050,000	22,773,995
Santee School District COP, Capital Improvement Project, Assured Guaranty, Pre-Refunded, 5.50%,
10/01/48	15,460,000	16,497,521
Santee School District GO,
Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.00%, 8/01/31	6,845,000	6,938,160
Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/38	1,000,000	1,044,550
Election of 2006, Series B, Assured Guaranty, 5.00%, 8/01/48	5,250,000	5,457,165
Saugus/Hart School Facilities Financing Authority Lease Revenue,
Series A, AGMC Insured, 5.00%, 9/01/35	2,000,000	2,190,320
Series A, AGMC Insured, 5.00%, 9/01/40	1,500,000	1,637,055
School Facilities Financing Authority Revenue, Capital Appreciation, Grant Joint UHSD, Series A,
AGMC Insured, zero cpn., 8/01/42	49,000,000	15,661,870

franklintempleton.com

Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Semitropic ID of Semitropic Water Storage District Revenue, second lien, Refunding, Series A, AGMC
Insured, 5.00%, 12/01/45	$10,000,000	$11,127,100
Snowline Joint USD, COP, Refinancing Project, Assured Guaranty, Pre-Refunded, 5.00%, 9/01/34	13,390,000	14,622,951
Sonoma CDA Tax Allocation, Redevelopment Project, 7.125%, 12/01/36	10,775,000	13,325,981
Southern California Public Power Authority Gas Project Revenue, Project No. 1, Series A, 5.00%,
11/01/33	17,500,000	19,718,475
Southern California Water Replenishment District Financing Authority Revenue, Refunding, 5.00%,
8/01/41	10,000,000	11,344,700
Southern California Water Replenishment District Revenue COP, Pre-Refunded, 5.00%, 8/01/41.	22,870,000	26,321,312
Southern Mono Health Care District GO,
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/28	2,340,000	1,574,539
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/29	2,440,000	1,564,406
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/30	2,550,000	1,554,480
Capital Appreciation, Election of 2001, Series A, NATL Insured, zero cpn., 8/01/31	2,660,000	1,540,592
Southwestern Community College District GO, Election of 2008, Series D, 5.00%, 8/01/44	10,000,000	11,251,100
Stanislaus USD,
GO, Election of 2008, Series A, Assured Guaranty, 5.625%, 8/01/33.	4,140,000	4,530,195
GO, Election of 2008, Series B, AGMC Insured, Pre-Refunded, 5.125%, 8/01/41	3,400,000	3,892,388
Sulphur Springs USD,
COP, AGMC Insured, ETM, 6.50%, 12/01/37	3,280,000	3,822,086
COP, Refunding, AGMC Insured, 6.50%, 12/01/37	11,390,000	14,319,508
Sweetwater UHSD, GO, Election of 2006, Series A, AGMC Insured, Pre-Refunded, 5.625%, 8/01/47	10,000,000	10,622,300
Temple City USD, GO, Election of 2012, Series A, 5.00%, 8/01/43	10,000,000	11,094,900
Trabuco Canyon PFA, Special Tax Revenue, Refunding, Series C, AGMC Insured, 6.10%, 7/01/19	2,500,000	2,647,200
Truckee PFA Tax Allocation Revenue,
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.00%, 9/01/30	1,255,000	1,388,381
Truckee Redevelopment Project Loan, Series A, AGMC Insured, 5.375%, 9/01/37	5,000,000	5,580,800
Tulare County Board of Education COP,
Capital Improvement Projects, BAM Insured, 5.375%, 5/01/33	3,185,000	3,628,543
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/38	8,305,000	9,543,940
Capital Improvement Projects, BAM Insured, 5.50%, 5/01/43	10,855,000	12,441,784
Tustin CRDA Tax Allocation,
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.00%, 9/01/30	2,125,000	2,387,586
Orange County, Housing, AGMC Insured, Pre-Refunded, 5.25%, 9/01/39	3,250,000	3,678,578
Twin Cities Police Authority CFD Special Tax, No. 2008-1, Public Safety, Police and Emergency
Response Facilities and Services, Pre-Refunded, 6.00%, 8/01/44	10,710,000	12,121,257
Twin Rivers USD, GO, Election of 2006, Refunding, 4.00%, 8/01/43	5,500,000	5,602,740
Union Elementary School District GO,
Santa Clara County, Capital Appreciation, Election of 1999, Series A, NATL Insured, zero cpn.,
9/01/24	2,000,000	1,649,360
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn.,
9/01/25	5,500,000	4,339,280
Santa Clara County, Capital Appreciation, Election of 1999, Series B, NATL Insured, zero cpn.,
9/01/26	5,850,000	4,416,926
University of California Regents Medical Center Pooled Revenue,
Refunding, Series J, 5.00%, 5/15/48	75,000,000	82,131,750
Refunding, Series L, 5.00%, 5/15/47	49,575,000	55,578,037
University of California Revenue,
Limited Project, Refunding, Series I, 5.00%, 5/15/40	22,990,000	26,030,198
Limited Project, Refunding, Series I, 5.00%, 5/15/50	25,420,000	28,319,405
Refunding, Series AR, 5.00%, 5/15/41	13,760,000	15,691,904
Series K, 4.00%, 5/15/46	115,000,000	117,287,350

32 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
California (continued)
Upland COP, San Antonio Community Hospital, Refunding, 6.50%, 1/01/41	$34,130,000	$37,927,304
Upland USD, GO, Capital Appreciation, Election of 2008, Series C, zero cpn., 8/01/45.	62,900,000	18,470,585
[b] Vacaville PFAR, Local Agency, 8.65%, 9/02/18	1,120,000	1,114,534
Vacaville USD, GO, Election of 2001, AMBAC Insured, Pre-Refunded, 5.00%, 8/01/32.	7,790,000	7,896,022
Val Verde USD,
COP, Riverside County, Refunding, Series A, Assured Guaranty, 5.125%, 3/01/36	7,020,000	7,419,929
GO, Riverside County, Convertible Capital Appreciation, Election of 2008, Refunding, Series B,
8/01/34	1,000,000	973,010
GO, Riverside County, Election of 2012, Refunding, Series B, BAM Insured, 5.00%, 8/01/44	15,000,000	16,760,850
Vallejo PFAR, Local Agency, Hiddenbrooke ID, Refunding, Series A, 5.80%, 9/01/31	3,935,000	3,947,395
Vallejo RDA Tax Allocation, Waterfront Redevelopment Project, 7.90%, 5/01/19	810,000	815,119
Victor Valley Joint UHSD, GO, Election of 2008, Series A, Assured Guaranty, Pre-Refunded, 5.00%,
8/01/34	28,350,000	30,884,490
Vista RDA Successor Agency Tax Allocation, Vista Redevelopment Project, Refunding, Series B-1,
AGMC Insured, 5.00%, 9/01/37	3,020,000	3,363,616
Vista USD,
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero
cpn., 8/01/26	7,150,000	5,347,700
GO, San Diego County, Capital Appreciation, Election of 2002, Series A, AGMC Insured, zero
cpn., 2/01/27	4,795,000	3,503,707
GO, San Diego County, Election of 2002, Series C, AGMC Insured, Pre-Refunded, 5.00%,
8/01/28	2,000,000	2,027,220
Washington Township Health Care District GO, Series B, 5.00%, 8/01/45	15,000,000	16,749,300
Washington Township Health Care District Revenue,
Refunding, Series A, 5.00%, 7/01/37	7,000,000	7,014,350
Series A, 5.50%, 7/01/38	11,000,000	11,877,580
Weaver USD, GO, Capital Appreciation, Election of 2006, Series C, AMBAC Insured, Pre-Refunded,
zero cpn., 8/01/47	18,685,000	3,735,879
West Contra Costa USD, GO, Contra Costa County, Refunding, Assured Guaranty, 5.25%, 8/01/29	2,500,000	2,719,125
West Hills Community College District School Facilities ID No. 3 GO, Election of 2008, Series B, AGMC
Insured, Pre-Refunded, 6.50%, 8/01/41	4,000,000	4,845,080
West Sacramento Area Flood Control Agency Assessment Revenue,
5.25%, 9/01/41	9,030,000	10,172,114
AGMC Insured, 5.00%, 9/01/40	3,000,000	3,345,960
AGMC Insured, 5.00%, 9/01/45	7,500,000	8,318,625
West Sacramento Financing Authority Special Tax Revenue, Series A, XLCA Insured, 5.00%, 9/01/34	4,940,000	5,638,664
Western Placer USD,
COP, Refinancing Project, AGMC Insured, 5.20%, 11/01/41	1,000,000	1,110,020
COP, Refinancing Project, Series B, Assured Guaranty, Pre-Refunded, 5.125%, 8/01/47	10,275,000	10,840,022
Western Riverside Water and Wastewater Financing Authority Revenue,
Eastern Municipal Water District Improvement Districts, Assured Guaranty, 5.50%, 9/01/34	1,750,000	1,911,700
Eastern Municipal Water District Improvement Districts, Assured Guaranty, 5.625%, 9/01/39	2,500,000	2,732,750
Westminster School District GO, Election of 2008, Series A-1, Assured Guaranty, Pre-Refunded,
5.00%, 8/01/34.	18,980,000	20,676,812
Wiseburn School District GO,
Los Angeles County, Election of 2010, Series A, AGMC Insured, Pre-Refunded, 5.75%, 8/01/40	9,215,000	10,553,663
Los Angeles County, Election of 2010, Series B, AGMC Insured, Pre-Refunded, 5.625%, 5/01/41 .	10,000,000	11,747,400
Yosemite Community College District GO, Election of 2004, Series C, AGMC Insured, Pre-Refunded,
5.00%, 8/01/32.	5,000,000	5,266,750
		14,645,488,354

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Municipal Bonds (continued)
U.S. Territories 2.5%
Puerto Rico 2.5%
Children’s Trust Fund Tobacco Settlement Revenue,
Asset-Backed, Refunding, 5.50%, 5/15/39	$7,210,000	$7,229,323
Asset-Backed, Refunding, 5.625%, 5/15/43	25,500,000	25,534,680
Puerto Rico Commonwealth GO,
[c] Public Improvement, Refunding, Series A, 5.50%, 7/01/32	30,000,000	17,700,000
[c] Public Improvement, Refunding, Series A, 5.75%, 7/01/41	20,485,000	12,086,150
[c] Public Improvement, Refunding, Series E, 5.50%, 7/01/31	18,980,000	11,198,200
Public Improvement, Refunding, Sub-Series C-7, NATL Insured, 6.00%, 7/01/27	21,000,000	22,051,680
[c] Public Improvement, Series A, 5.125%, 7/01/28	10,000,000	5,937,500
[c] Public Improvement, Series A, 5.125%, 7/01/31	68,780,000	40,838,125
[c] Public Improvement, Series A, 6.00%, 7/01/38	10,000,000	5,962,500
[c] Puerto Rico Commonwealth Infrastructure Financing Authority Special Tax Revenue, 5.00%	9,475,000	1,646,281
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series A, 5.00%, 7/01/29	20,000,000	12,650,000
Refunding, Series A, 5.00%, 7/01/42	24,000,000	15,180,000
Series A, 7.00%, 7/01/33	50,000,000	31,625,000
Series WW, 5.00%, 7/01/28	12,030,000	7,608,975
Series WW, 5.25%, 7/01/33	32,250,000	20,398,125
Series XX, 5.25%, 7/01/40	14,000,000	8,855,000
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities Financing
Authority Revenue, Cogeneration Facility, AES Puerto Rico Project, 6.625%, 6/01/26	6,800,000	6,307,000
Puerto Rico PBA Guaranteed Revenue,
[c] Government Facilities, Refunding, Series D, 5.375%, 7/01/33.	26,510,000	13,586,375
Government Facilities, Refunding, Series M-3, NATL Insured, 6.00%, 7/01/24	21,535,000	22,314,998
[c] Government Facilities, Refunding, Series N, 5.00%, 7/01/37	10,925,000	5,599,062
[c] Government Facilities, Series S, 6.00%, 7/01/41.	32,840,000	16,912,600
[c] Puerto Rico Public Finance Corp. Revenue, Commonwealth Appropriation, Refunding, Series B,
5.50%, 8/01/31.	21,000,000	1,123,500
Puerto Rico Sales Tax FICO Sales Tax Revenue,
Convertible Capital Appreciation, First Subordinate, Series A, 6.75%, 8/01/32	80,000,000	36,200,000
First Subordinate, Series A, 5.75%, 8/01/37	10,000,000	4,312,500
First Subordinate, Series A, 5.375%, 8/01/39	10,000,000	3,993,700
First Subordinate, Series A, 5.50%, 8/01/42	10,000,000	4,062,500
First Subordinate, Series A, 6.00%, 8/01/42	8,000,000	3,420,000
First Subordinate, Series C, 5.50%, 8/01/40	50,000,000	20,562,500
Series A, 5.25%, 8/01/57	10,000,000	6,587,500
		391,483,774
U.S. Virgin Islands 0.0%†
Virgin Islands PFAR, Virgin Islands Matching Fund Loan Note, Diageo Project, Series A, 6.75%,
10/01/37	5,000,000	4,012,500
Total U.S. Territories		395,496,274
Total Municipal Bonds before Short Term Investments
(Cost $13,848,402,629)		15,040,984,628

34 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
STATEMENT OF INVESTMENTS

	Principal
	Amount	Value

Short Term Investments 2.5%
Municipal Bonds 2.5%
California 2.5%
[d] California Infrastructure and Economic Development Bank Revenue, Los Angeles Museum of Natural
History Foundation, Refunding, Series A, Daily VRDN and Put, 0.75%, 9/01/37	$7,000,000	$7,000,000
[d] California PCFA, PCR, Pacific Gas and Electric Co., Refunding, Series F, Daily VRDN and Put, 0.84%,
11/01/26	33,600,000	33,600,000
[d] California State GO,
Kindergarten, Refunding, Series A1, Daily VRDN and Put, 0.77%, 5/01/34	40,000,000	40,000,000
Kindergarten, Refunding, Series A2, Daily VRDN and Put, 0.75%, 5/01/34	10,000,000	10,000,000
Kindergarten, Refunding, Series A3, Daily VRDN and Put, 0.77%, 5/01/34	11,150,000	11,150,000
Series A-1, Daily VRDN and Put, 0.77%, 5/01/33	28,750,000	28,750,000
Series A-3, Daily VRDN and Put, 0.73%, 5/01/33	7,000,000	7,000,000
[d] California State Municipal Finance Authority Revenue, Chevron USA Inc. Project, Recovery Zone
Bonds, Series B, Daily VRDN and Put, 0.79%, 11/01/35	24,895,000	24,895,000
[d] Irvine 1915 Act Special Assessment,
Limited Obligation Improvement, AD No. 94-13, Daily VRDN and Put, 0.86%, 9/02/22	3,219,000	3,219,000
Limited Obligation Improvement, AD No. 97-16, Daily VRDN and Put, 0.86%, 9/02/22	6,300,000	6,300,000
[d] Irvine Ranch Water District GO, ID, Consolidated, Series B, Daily VRDN and Put, 0.76%, 10/01/41	12,250,000	12,250,000
Los Angeles County Revenue, TRAN, 3.00%, 6/30/17	18,000,000	18,090,720
[d] Los Angeles Department of Water and Power Revenue,
Power System, Refunding, Series B, Subseries B-6, Daily VRDN and Put, 0.74%, 7/01/34	23,400,000	23,400,000
Power System, Series A, Subseries A-4, Daily VRDN and Put, 0.81%, 7/01/35	6,800,000	6,800,000
Water System, Refunding, Series B, Subseries B-2, Daily VRDN and Put, 0.76%, 7/01/35.	43,600,000	43,600,000
Los Angeles GO, Series B, TRAN, 3.00%, 6/29/17	9,000,000	9,045,090
[d] The Metropolitan Water District of Southern California Water Revenue, Refunding, Series B-3, Daily
VRDN and Put, 0.74%, 7/01/35	54,900,000	54,900,000
Santa Cruz County GO, TRAN, 3.00%, 6/29/17	20,000,000	20,096,600
Ventura County, TRAN, 2.00%, 7/01/17	20,000,000	20,053,000
Total Short Term Investments (Cost $380,200,167)		380,149,410
Total Investments (Cost $14,228,602,796) 99.2%		15,421,134,038
Other Assets, less Liabilities 0.8%		126,697,082
Net Assets 100.0%		$15,547,831,120

See Abbreviations on page 47.

†Rounds to less than 0.1% of net assets.
aSecurity purchased on a when-issued basis. See Note 1(b).
bSecurity has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2017, the aggregate value of these securities was $3,018,629, representing less than 0.1% of net assets.
cSee Note 6 regarding defaulted securities.
dVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

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The accompanying notes are an integral part of these financial statements. | Annual Report 35

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Financial Statements

Statement of Assets and Liabilities
March 31, 2017

Assets:
Investments in securities:
Cost - Unaffiliated issuers	$14,228,602,796
Value - Unaffiliated issuers	$15,421,134,038
Cash	1,085
Receivables:
Investment securities sold	28,232,778
Capital shares sold	13,200,725
Interest	169,178,975
Other assets	14,191
Total assets	15,631,761,792
Liabilities:
Payables:
Investment securities purchased	57,624,874
Capital shares redeemed	15,884,266
Management fees	5,704,402
Distribution fees	3,652,692
Transfer agent fees	577,992
Accrued expenses and other liabilities	486,446
Total liabilities	83,930,672
Net assets, at value	$15,547,831,120
Net assets consist of:
Paid-in capital	$14,741,395,716
Undistributed net investment income	24,474,001
Net unrealized appreciation (depreciation)	1,192,531,242
Accumulated net realized gain (loss)	(410,569,839)
Net assets, at value	$15,547,831,120
Class A:
Net assets, at value	$12,425,128,700
Shares outstanding	1,684,460,916
Net asset value per share[a]	$7.38
Maximum offering price per share (net asset value per share ÷ 95.75%)	$7.71
Class C:
Net assets, at value	$1,659,069,897
Shares outstanding	225,367,032
Net asset value and maximum offering price per share[a]	$7.36
Advisor Class:
Net assets, at value	$1,463,632,523
Shares outstanding	198,781,483
Net asset value and maximum offering price per share	$7.36

aRedemption price is equal to net asset value less contingent deferred sales charges, if applicable.

36 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statement of Operations
for the year ended March 31, 2017

Investment income:
Interest	$628,252,444
Expenses:
Management fees (Note 3a)	67,153,032
Distribution fees: (Note 3c)
Class A	11,747,937
Class C	10,425,927
Transfer agent fees: (Note 3e)
Class A	3,230,919
Class C	420,620
Advisor Class	336,439
Custodian fees	123,167
Reports to shareholders	257,739
Registration and filing fees.	82,493
Professional fees	883,714
Trustees’ fees and expenses	148,684
Other	805,797
Total expenses	95,616,468
Net investment income.	532,635,976
Realized and unrealized gains (losses):
Net realized gain (loss) from investments	(131,547,391)
Net change in unrealized appreciation (depreciation) on investments	(368,463,584)
Net realized and unrealized gain (loss)	(500,010,975)
Net increase (decrease) in net assets resulting from operations	$32,625,001

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The accompanying notes are an integral part of these financial statements. | Annual Report 37

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
FINANCIAL STATEMENTS

Statements of Changes in Net Assets

	Year Ended March 31,
	2017	2016
Increase (decrease) in net assets:
Operations:
Net investment income	$532,635,976	$530,297,974
Net realized gain (loss)	(131,547,391)	35,282,650
Net change in unrealized appreciation (depreciation)	(368,463,584)	(44,876,391)
Net increase (decrease) in net assets resulting from operations	32,625,001	520,704,233
Distributions to shareholders from:
Net investment income:
Class A	(431,162,576)	(448,623,730)
Class C	(46,896,440)	(44,417,446)
Advisor Class	(45,745,403)	(38,326,060)
Total distributions to shareholders	(523,804,419)	(531,367,236)
Capital share transactions: (Note 2)
Class A	982,740,167	91,362,641
Class C	271,665,967	125,605,754
Advisor Class	397,519,619	198,337,276
Total capital share transactions	1,651,925,753	415,305,671
Net increase (decrease) in net assets	1,160,746,335	404,642,668
Net assets:
Beginning of year	14,387,084,785	13,982,442,117
End of year.	$15,547,831,120	$14,387,084,785
Undistributed net investment income included in net assets:
End of year.	$24,474,001	$15,947,836

38 Annual Report | The accompanying notes are an integral part of these financial statements.

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

Notes to Financial Statements

1. Organization and Significant Accounting Policies

Franklin California Tax-Free Income Fund (Fund) is registered under the Investment Company Act of 1940 (1940 Act) as an open-end management investment company and applies the specialized accounting and reporting guidance in U.S. Generally Accepted Accounting Principles (U.S. GAAP). The Fund offers three classes of shares: Class A, Class C and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, voting rights on matters affecting a single class, its exchange privilege and fees primarily due to differing arrangements for distribution and transfer agent fees.

The following summarizes the Fund’s significant accounting policies.

a. Financial Instrument Valuation

The Fund’s investments in financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Fund calculates the net asset value (NAV) per share as of 4 p.m. Eastern time each day the New York Stock Exchange (NYSE) is open for trading. Under compliance policies and procedures approved by the Fund’s Board of Trustees (the Board), the Fund’s administrator has responsibility for oversight of valuation, including leading the cross-functional Valuation Committee (VC). The VC provides administration and oversight of the Fund’s valuation policies and procedures, which are approved annually by the Board. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund’s pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Fund has procedures to determine the fair value of financial instruments for which market prices are not reliable or readily available. Under these procedures, the VC convenes on a regular basis to review such financial instruments and considers a number of factors, including significant unobservable valuation inputs, when arriving at fair value. The VC primarily employs a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. An income-based valuation approach may also be used in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed. The VC employs various methods for calibrating these valuation approaches including a regular review of key inputs and assumptions, transactional back-testing or disposition analysis, and reviews of any related market activity.

b. Securities Purchased on a When-Issued Basis

The Fund purchases securities on a when-issued basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.

c. Income Taxes

It is the Fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. The Fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required.

The Fund may recognize an income tax liability related to its uncertain tax positions under U.S. GAAP when the uncertain tax position has a less than 50% probability that it will be

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

NOTES TO FINANCIAL STATEMENTS

1. Organization and Significant Accounting

Policies (continued)

c. Income Taxes (continued)

sustained upon examination by the tax authorities based on its technical merits. As of March 31, 2017, the Fund has determined that no tax liability is required in its financial statements related to uncertain tax positions for any open tax years (or expected to be taken in future tax years). Open tax years are those that remain subject to examination and are based on each tax jurisdiction’s statute of limitation.

d. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with U.S. GAAP. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

e. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Fund are insured by either a new issue insurance policy or a secondary insurance policy.

Some municipal securities in the Fund are secured by collateral guaranteed by an agency of the U.S. government. Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

Insurance companies typically insure municipal bonds that tend to be of very high quality, with the majority of underlying municipal bonds rated A or better. However, an event involving an insurer could have an adverse effect on the value of the securities insured by that insurance company. There can be no assurance the insurer will be able to fulfill its obligations under the terms of the policy.

f. Accounting Estimates

The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

g. Guarantees and Indemnifications

Under the Fund’s organizational documents, its officers and trustees indemnified by the Fund against certain liabilities arising out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Fund expects the risk of loss to be remote.

40 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

2. Shares of Beneficial Interest

At March 31, 2017, there were an unlimited number of shares authorized (without par value). Transactions in the Fund’s shares were as follows:

		Year Ended March 31,
		2017		2016
	Shares	Amount	Shares	Amount
Class A Shares:
Shares sold	138,111,775	$1,228,390,202	141,453,051	$1,057,022,555
Shares issued in reinvestment of distributions	46,250,683	349,247,848	47,708,275	355,684,144
Shares issued on reorganization (Note 8)	183,132,097	1,218,817,365	—	—
Shares redeemed	(242,199,683)	(1,813,715,248)	(177,188,920)	(1,321,344,058)
Net increase (decrease)	125,294,872	$982,740,167	11,972,406	$91,362,641
Class C Shares:
Shares sold	41,642,029	$339,929,545	35,362,002	$264,066,580
Shares issued in reinvestment of distributions	5,306,351	39,987,177	4,986,130	37,124,791
Shares issued on reorganization (Note 8)	23,217,403	154,318,083	—	—
Shares redeemed	(35,162,592)	(262,568,838)	(23,586,635)	(175,585,617)
Net increase (decrease)	35,003,191	$271,665,967	16,761,497	$125,605,754
Advisor Class Shares:
Shares sold	84,142,552	$639,006,707	45,450,108	$339,394,018
Shares issued in reinvestment of distributions	4,796,170	36,121,080	3,974,515	29,594,570
Shares issued on reorganization (Note 8)	8,099,297	53,833,593	—	—
Shares redeemed	(44,567,844)	(331,441,761)	(22,912,333)	(170,651,312)
Net increase (decrease)	52,470,175	$397,519,619	26,512,290	$198,337,276

3. Transactions with Affiliates

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

3. Transactions with Affiliates (continued)

a. Management Fees

The Fund pays an investment management fee to Advisers based on the month-end net assets of the Fund as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

For the year ended March 31, 2017, the effective investment management fee rate was 0.441% of the Fund’s average daily net assets.

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Fund. The fee is paid by Advisers based on the Fund’s average daily net assets, and is not an additional expense of the Fund.

c. Distribution Fees

The Board has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Fund’s Class A reimbursement distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. In addition, under the Fund’s Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund’s shares up to the maximum annual plan rate. The plan year, for purposes of monitoring compliance with the maximum annual plan rates, is February 1 through January 31.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A	0.10%
Class C	0.65%

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Fund. These charges are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund’s shares for the year:

Sales charges retained net of commissions paid to
unaffiliated brokers/dealers	$1,993,747
CDSC retained	$440,807

42 Annual Report

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FRANKLIN CALIFORNIA TAX-FREE INCOME FUND
NOTES TO FINANCIAL STATEMENTS

e. Transfer Agent Fees

Each class of shares pays transfer agent fees to Investor Services for its performance of shareholder servicing obligations and reimburses Investor Services for out of pocket expenses incurred, including shareholder servicing fees paid to third parties. These fees are allocated daily based upon their relative proportion of such classes’ aggregate net assets.

For the year ended March 31, 2017, the Fund paid transfer agent fees of $3,987,978, of which $1,539,402 was retained by Investor Services.

f. Interfund Transactions

The Fund engaged in purchases and sales of investments with funds or other accounts that have common investment managers (or affiliated investment managers), directors, trustees or officers. During the year ended March 31, 2017, the purchase and sale transactions aggregated $173,440,000 and $169,440,000, respectively.

4. Income Taxes

For tax purposes, capital losses may be carried over to offset future capital gains. Capital loss carryforwards with no expiration, if any, must be fully utilized before those losses with expiration dates.

At March 31, 2017, the Fund’s capital loss carryforwards were as follows:

Capital loss carryforwards subject to expiration:
2018	$7,170,324
Capital loss carryforwards not subject to expiration:
Short term	272,920,513
Long term	122,749,847
Total capital loss carryforwards	$402,840,684	[a]

aIncludes $28,194,657 from the merged Franklin California Insured Tax-Free Income Fund, which may be carried over to offset future capital gains, subject to certain limitations.

The tax character of distributions paid during the years ended March 31, 2017 and 2016, was as follows:

	2017	2016
Distributions paid from tax exempt income	$523,804,419	$531,367,236

At March 31, 2017, the cost of investments, net unrealized appreciation (depreciation) and undistributed tax exempt income for income tax purposes were as follows:

Cost of investments	$14,240,051,250

Unrealized appreciation	$1,497,134,015
Unrealized depreciation	(316,051,227)
Net unrealized appreciation (depreciation)	$1,181,082,788
Distributable earnings - undistributed tax exempt
income	$45,117,610

Differences between income and/or capital gains as determined on a book basis and a tax basis are primarily due to differing treatments of defaulted securities and wash sales.

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NOTES TO FINANCIAL STATEMENTS

5. Investment Transactions

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2017, aggregated $3,392,546,793 and $2,830,446,706, respectively.

6. Defaulted Securities

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2017, the aggregate value of these securities was $132,590,293, representing 0.9% of the Fund’s net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified in the accompanying Statement of Investments.

7. Concentration of Risk

The Fund invests a large percentage of its total assets in obligations of issuers within California and U.S. territories. Such concentration may subject the Fund to risks associated with industrial or regional matters, and economic, political or legal developments occurring within California and U.S. territories. Investing in Puerto Rico securities may expose the Fund to heightened risks due to recent adverse economic and market changes, credit downgrades and ongoing restructuring discussions. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the Fund to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. Reorganization

On October 28, 2016, the Fund, pursuant to a plan of reorganization approved on October 18, 2016 by shareholders of Franklin California Insured Tax-Free Income Fund (Acquired Fund), a series of Franklin California Tax-Free Trust, acquired 100% of the Acquired Fund’s net assets, primarily made up of investment securities, which included $211,114,351 of unrealized appreciation, through a tax-free exchange of 214,448,797 shares of the Fund (valued at $1,426,969,041). Immediately after the completion of the reorganization, the combined net assets of the Fund were $16,627,618,829.

The primary purpose for the reorganization was to combine the Acquired Fund with a fund that has a larger asset size that is open to investors, slightly lower annual fund operating expenses, and generally comparable credit quality, and average annual total returns. The estimated cost of the reorganization was $199,780, of which the Fund and the Acquired Fund each paid 25% and Advisers paid 50%. The allocated portion of the Fund’s reorganization expenses are included with other expenses in the Statement of Operations.

Assuming the reorganization had been completed on April 1, 2016, the Fund’s pro forma results of operations, would have been as follows:

Net Increase
		Net Realized	(Decrease) in Net
	Net Investment	and Unrealized	Assets from
Period	Income	Gain (Loss)	Operations

For the period April 1, 2016 through March 31, 2017	$569,737,040	$(502,182,672)	$67,554,368

Subsequent to the reorganization, the Fund has been managed as a single entity. Accordingly, it is impracticable to identify the amounts of investment income and net investment income attributable to the Acquired Fund’s assets after the completion of the reorganization.

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NOTES TO FINANCIAL STATEMENTS

9. Credit Facility

The Fund, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $2 billion (Global Credit Facility) which matures on February 9, 2018. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in other expenses in the Statement of Operations. During the year ended March 31, 2017, the Fund did not use the Global Credit Facility.

10. Fair Value Measurements

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund’s financial instruments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical financial instruments
  Level 2 – other significant observable inputs (including quoted prices for similar financial instruments, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of financial instruments)

The input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At March 31, 2017, all of the Fund’s investments in financial instruments carried at fair value were valued using Level 2 inputs.

11. New Accounting Pronouncements

In March 2017, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2017-08, Receivables—Nonrefundable Fees and Other Costs (Subtopic 310-20): Premium Amortization on Purchased Callable Debt Securities. The amendments in the ASU shorten the amortization period for certain callable debt securities, held at a premium, to be amortized to the earliest call date. The ASU does not require an accounting change for securities held at a discount; which continues to be amortized to maturity. The ASU is effective for fiscal years and interim periods within those fiscal years beginning after December 15, 2018. Management is currently evaluating the impact, if any, of applying this provision.

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NOTES TO FINANCIAL STATEMENTS

12. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, final rules) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

13. Subsequent Events

The Fund has evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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NOTES TO FINANCIAL STATEMENTS

Abbreviations

Selected Portfolio

1915 Act	Improvement Bond Act of 1915	IDR	Industrial Development Revenue
ABAG	The Association of Bay Area Governments	MFHR	Multi-Family Housing Revenue
AD	Assessment District	MTA	Metropolitan Transit Authority
AGMC	Assured Guaranty Municipal Corp.	MUD	Municipal Utility District
AMBAC	American Municipal Bond Assurance Corp.	NATL	National Public Financial Guarantee Corp.
BAM	Build America Mutual Assurance Co.	NATL RE	National Public Financial Guarantee Corp. Reinsured
BART	Bay Area Rapid Transit	PBA	Public Building Authority
BHAC	Berkshire Hathaway Assurance Corp.	PCFA	Pollution Control Financing Authority
CDA	Community Development Authority/Agency	PCR	Pollution Control Revenue
CFD	Community Facilities District	PFA	Public Financing Authority
COP	Certificate of Participation	PFAR	Public Financing Authority Revenue
CRDA	Community Redevelopment Authority/Agency	RDA	Redevelopment Agency/Authority
ETM	Escrow to Maturity	SFMR	Single Family Mortgage Revenue
FGIC	Financial Guaranty Insurance Co.	SRF	State Revolving Fund
FHA	Federal Housing Authority/Agency	TRAN	Tax and Revenue Anticipation Note
FICO	Financing Corp.	UHSD	Unified/Union High School District
GNMA	Government National Mortgage Association	USD	Unified/Union School District
GO	General Obligation	XLCA	XL Capital Assurance
ID	Improvement District

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin California Tax-Free Income Fund

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California Tax-Free Income Fund (the "Fund") as of March 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of March 31, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California May 18, 2017

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Tax Information (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Fund hereby reports 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended March 31, 2017. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. By mid-February 2018, shareholders will be notified of amounts for use in preparing their 2017 income tax returns.

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Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during at least the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton
Investments fund complex, are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

Independent Board Members

			Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Harris J. Ashton (1932)	Trustee	Since 1977	142	Bar-S Foods (meat packing company)
One Franklin Parkway				(1981-2010).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Director of various companies; and formerly, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive
Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

Mary C. Choksi (1950)	Trustee	Since 2014	136	Avis Budget Group Inc. (car rental)
One Franklin Parkway				(2007-present), Omnicom Group Inc.
San Mateo, CA 94403-1906				(advertising and marketing
				communications services)
				(2011-present) and H.J. Heinz
				Company (processed foods and allied
				products) (1998-2006).
Principal Occupation During at Least the Past 5 Years:
Senior Advisor, Strategic Investment Group (investment management group) (2015-present); director of various companies; and formerly,
Founding Partner and Senior Managing Director, Strategic Investment Group (1987–2015); Founding Partner and Managing Director, Emerging
Markets Management LLC (investment management firm) (1987-2011); and Loan Officer/Senior Loan Officer/Senior Pension Investment
Officer, World Bank Group (international financial institution) (1977-1987).

Edith E. Holiday (1952)	Trustee	Since 1998	142	Hess Corporation (exploration and
One Franklin Parkway				refining of oil and gas) (1993-present),
San Mateo, CA 94403-1906				Canadian National Railway (railroad)
				(2001-present), White Mountains
				Insurance Group, Ltd. (holding
				company) (2004-present). Santander
				Consumer USA Holdings, Inc.
				(consumer finance)(2016-present), RTI
				International Metals, Inc. (manufacture
				and distribution of titanium)
				(1999-2015) and H.J. Heinz Company
				(processed foods and allied products)
				(1994-2013).
Principal Occupation During at Least the Past 5 Years:
Director or Trustee of various companies and trusts; and formerly, Assistant to the President of the United States and Secretary of the
Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and Assistant
Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).

J. Michael Luttig (1954)	Trustee	Since 2009	142	Boeing Capital Corporation (aircraft
One Franklin Parkway				financing) (2006-2013).
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Executive Vice President, General Counsel and member of the Executive Council, The Boeing Company (aerospace company)(2006-present);
and formerly, Federal Appeals Court Judge, U.S. Court of Appeals for the Fourth Circuit (1991-2006).

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Independent Board Members (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Larry D. Thompson (1945)	Trustee	Since 2007	142	The Southern Company (energy
One Franklin Parkway				company) (2014-present; previously
San Mateo, CA 94403-1906				2010-2012), Graham Holdings
Company (education and media
organization) (2011-present) and
Cbeyond, Inc. (business
communications provider)
(2010-2012).
Principal Occupation During at Least the Past 5 Years:
Director of various companies; John A. Sibley Professor of Corporate and Business Law, University of Georgia School of Law (2015-present;
previously 2011-2012); and formerly, Executive Vice President - Government Affairs, General Counsel and Corporate Secretary, PepsiCo, Inc.
(consumer products) (2012-2014); Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (2004-2011);
Senior Fellow of The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

John B. Wilson (1959)	Lead	Trustee since	116	None
One Franklin Parkway	Independent	2007 and Lead
San Mateo, CA 94403-1906	Trustee	Independent
Trustee since
2008
Principal Occupation During at Least the Past 5 Years:
President, Staples Europe (office supplies) (2012-present); President and Founder, Hyannis Port Capital, Inc. (real estate and private equity investing); serves on private and non-profit boards; and formerly, Chief Operating Officer and Executive Vice President, Gap, Inc. (retail)
(1996-2000); Chief Financial Officer and Executive Vice President – Finance and Strategy, Staples, Inc. (1992-1996); Senior Vice President –
Corporate Planning, Northwest Airlines, Inc. (airlines) (1990-1992); and Vice President and Partner, Bain & Company (consulting firm)
(1986-1990).

Interested Board Members and Officers

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

**Gregory E. Johnson (1961)	Trustee	Since 2013	158	None
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Chairman of the Board, Member - Office of the Chairman, Director and Chief Executive Officer, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments; Vice Chairman, Investment Company Institute; and formerly, President, Franklin Resources, Inc. (1994-2015).

**Rupert H. Johnson, Jr. (1940)	Chairman of	Chairman of the	145	None
One Franklin Parkway	the Board,	Board since
San Mateo, CA 94403-1906	Trustee and	2013, Trustee
	Vice President	since 1983 and
Vice President
since 1982
Principal Occupation During at Least the Past 5 Years:
Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc.; Senior Vice
President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of
Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

Sheila Amoroso (1959)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Alison E. Baur (1964)	Vice President	Since 2012	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Deputy General Counsel, Franklin Templeton Investments; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Rafael R. Costas, Jr. (1965)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

Laura F. Fergerson (1962)	Chief	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Finance and
Administration
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Templeton Services, LLC; Vice President, Franklin Advisers, Inc. and Franklin Templeton Institutional, LLC; and
officer of 45 of the investment companies in Franklin Templeton Investments.

Gaston Gardey (1967)	Treasurer,	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway	Chief Financial
San Mateo, CA 94403-1906	Officer and
Chief
Accounting
Officer
Principal Occupation During at Least the Past 5 Years:
Treasurer, U.S. Fund Administration & Reporting, Franklin Templeton Investments; and officer of 27 of the investment companies in Franklin
Templeton Investments.

Aliya S. Gordon (1973)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Steven J. Gray (1955)	Vice President	Since 2009	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Vice President, Franklin Templeton Distributors, Inc. and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert Lim (1948)	Vice President	Since 2016	Not Applicable	Not Applicable
One Franklin Parkway	– AML
San Mateo, CA 94403-1906	Compliance
Principal Occupation During at Least the Past 5 Years:
Vice President, Franklin Templeton Companies, LLC; Chief Compliance Officer, Franklin Templeton Distributors, Inc. and Franklin Templeton
Investor Services, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Christopher J. Molumphy	President and	Since 2010	Not Applicable	Not Applicable
(1962)	Chief
One Franklin Parkway	Executive
San Mateo, CA 94403-1906	Officer –
Investment
Management
Principal Occupation During at Least the Past 5 Years:
Director and Executive Vice President, Franklin Advisers, Inc.; Executive Vice President, Franklin Templeton Institutional, LLC; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 22 of the investment companies in Franklin Templeton Investments.

Kimberly H. Novotny (1972)	Vice President	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; Vice President and Corporate Secretary, Fiduciary Trust International of the
South; Vice President. Templeton Investment Counsel, LLC; Assistant Secretary, Franklin Resources, Inc.; and officer of 45 of the investment companies in Franklin Templeton Investments.

Robert C. Rosselot (1960)	Chief	Since 2013	Not Applicable	Not Applicable
300 S.E. 2nd Street	Compliance
Fort Lauderdale, FL 33301-1923	Officer
Principal Occupation During at Least the Past 5 Years:
Director, Global Compliance, Franklin Templeton Investments; Vice President, Franklin Templeton Companies, LLC; officer of 45 of the investment companies in Franklin Templeton Investments; and formerly, Senior Associate General Counsel, Franklin Templeton Investments
(2007-2013); and Secretary and Vice President, Templeton Group of Funds (2004-2013).

Karen L. Skidmore (1952)	Vice President	Since 2006	Not Applicable	Not Applicable
One Franklin Parkway	and Secretary
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton
Investments.

Navid J. Tofigh (1972)	Vice President	Since 2015	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Associate General Counsel, Franklin Templeton Investments; and officer of 45 of the investment companies in Franklin Templeton Investments.

Craig S. Tyle (1960)	Vice President	Since 2005	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources,
Inc. and of 45 of the investment companies in Franklin Templeton Investments.

Thomas Walsh (1961)	Vice President	Since 1999	Not Applicable	Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906
Principal Occupation During at Least the Past 5 Years:
Senior Vice President, Franklin Advisers, Inc.; and officer of seven of the investment companies in Franklin Templeton Investments.

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Interested Board Members and Officers (continued)

Number of Portfolios in
Name, Year of Birth		Length of	Fund Complex Overseen	Other Directorships Held
and Address	Position	Time Served	by Board Member*	During at Least the Past 5 Years

Lori A. Weber (1964)	Vice President	Since 2011	Not Applicable	Not Applicable
300 S.E. 2nd Street
Fort Lauderdale, FL 33301-1923

Principal Occupation During at Least the Past 5 Years:
Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; and officer of 45 of the investment companies in Franklin Templeton Investments.

*We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.
**Gregory E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as an officer and director ofFranklin
Resources, Inc. (Resources), which is the parent company of the Fund’s investment manager and distributor. Rupert H. Johnson, Jr. is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director and major shareholder of Resources.
Note 1: Rupert H. Johnson, Jr. is the uncle of Gregory E. Johnson.
Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.
Note 3: Effective November 1, 2016, Frank Olson ceased to be a trustee of the trust.

The Sarbanes-Oxley Act of 2002 and Rules adopted by the Securities and Exchange Commission require the Fund to disclose whether the Fund’s Audit
Committee includes at least one member who is an audit committee financial expert within the meaning of such Act and Rules. The Fund’s Board has determined that there is at least one such financial expert on the Audit Committee and has designated John B. Wilson as its audit committee financial expert. The Board believes that Mr. Wilson qualifies as such an expert in view of his extensive business background and experience, including service as chief financial officer of
Staples, Inc. from 1992 to 1996. Mr. Wilson has been a Member and Chairman of the Fund’s Audit Committee since 2007. As a result of such background and experience, the Board believes that Mr. Wilson has acquired an understanding of generally accepted accounting principles and financial statements, the general application of such principles in connection with the accounting estimates, accruals and reserves, and analyzing and evaluating financial statements that present a breadth and level of complexity of accounting issues generally comparable to those of the Fund, as well as an understanding of internal controls and procedures for financial reporting and an understanding of audit committee functions. Mr. Wilson is an independent Board member as that term is defined under the relevant Securities and Exchange Commission Rules and Releases.

The Statement of Additional Information (SAI) includes additional information about the board members and is available, without charge, upon request.
Shareholders may call (800) DIAL BEN/342-5236 to request the SAI.

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Shareholder Information

Board Approval of Investment Management Agreements

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

(Fund)

At an in-person meeting held on February 28, 2017 (Meeting), the Board of Trustees (Board) of the Fund, including a majority of the trustees who are not “interested persons” as defined in the Investment Company Act of 1940 (Independent Trustees), reviewed and approved the continuance of the investment management agreement between Franklin Advisers, Inc. (Manager) and the Fund (Management Agreement) for an additional one-year period. The Independent Trustees received advice from and met separately with Independent Trustee counsel in considering whether to approve the continuation of the Management Agreement.

In considering the continuation of the Management Agreement, the Board reviewed and considered information provided by the Manager at the Meeting and throughout the year at meetings of the Board and its committees. The Board also reviewed and considered information provided in response to a detailed set of requests for information submitted to the Manager by Independent Trustee counsel on behalf of the Independent Trustees in connection with the annual contract renewal process. In addition, prior to the Meeting, the Independent Trustees held a telephonic contract renewal meeting at which the Independent Trustees conferred amongst themselves and Independent Trustee counsel about contract renewal matters. The Board reviewed and considered all of the factors it deemed relevant in approving the continuance of the Management Agreement, including, but not limited to: (i) the nature, extent, and quality of the services provided by the Manager; (ii) the investment performance of the Fund; (iii) the costs of the services provided and profits realized by the Manager and its affiliates from the relationship with the Fund; (iv) the extent to which economies of scale are realized as the Fund grows; and (v) whether fee levels reflect these economies of scale for the benefit of Fund investors.

In approving the continuance of the Management Agreement, the Board, including a majority of the Independent Trustees, determined that the existing management fees are fair and reasonable and that the continuance of such Management Agreement is in the interests of the Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s determination.

Nature, Extent and Quality of Services

The Board reviewed and considered information regarding the nature, extent and quality of investment management services provided by the Manager and its affiliates to the Fund and its shareholders. This information included, among other things, the qualifications, background and experience of the senior management and investment personnel of the Manager; the structure of investment personnel compensation; oversight of third-party service providers; investment performance reports and related financial information for the Fund; reports on expenses, shareholder services, marketing support payments made to financial intermediaries and third party servicing arrangements; legal and compliance matters; risk controls; pricing and other services provided by the Manager and its affiliates; and management fees charged by the Manager and its affiliates to U.S. funds and other accounts, including management’s explanation of differences among accounts where relevant. The Board noted management’s continual efforts and expenditures in establishing effective business continuity plans and developing strategies to address areas of heightened concern in the mutual fund industry, such as cybersecurity, derivatives and liquidity risk management.

The Board also reviewed and considered the benefits provided to Fund shareholders of investing in a fund that is part of the Franklin Templeton family of funds. The Board noted the financial position of Franklin Resources, Inc. (FRI), the Manager’s parent, and its commitment to the mutual fund business as evidenced by its continued introduction of new funds, reassessment of the fund offerings in response to the market environment and project initiatives and capital investments relating to the services provided to the Fund by the Franklin Templeton Investments (FTI) organization.

Following consideration of such information, the Board was satisfied with the nature, extent and quality of services provided by the Manager and its affiliates to the Fund and its shareholders.

Fund Performance

The Board reviewed and considered the performance results of the Fund over various time periods ended December 31, 2016. The Board considered the performance returns for the Fund in comparison to the performance returns of mutual funds deemed comparable to the Fund included in a universe (Performance Universe) selected by Broadridge Financial Solutions, Inc. (Broadridge), an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds included in a

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Annual Report

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Performance Universe. The Board also reviewed and considered Fund performance reports provided and discussions that occurred with portfolio managers at Board meetings throughout the year. A summary of the Fund’s performance results is below.

The Performance Universe for the Fund included the Fund and all retail and institutional California municipal debt funds. The Board noted that the Fund’s annualized income return and annualized total return for the one-, three-, five- and 10-year periods were above the medians of its Performance Universe. The Board concluded that the Fund’s performance was satisfactory.

Comparative Fees and Expenses

The Board reviewed and considered information regarding the Fund’s actual total expense ratio and its various components, including, as applicable, management fees; transfer agent expenses; underlying fund expenses; Rule 12b-1 and non-Rule 12b-1 service fees; and other non-management fees. The Board also noted that at its February meeting each year, it receives an annual report on all marketing support payments made by FTI to financial intermediaries. The Board considered the actual total expense ratio and, separately, the contractual management fee rate, without the effect of fee waivers, if any (Management Rate) of the Fund in comparison to the median ratio and median Management Rate, respectively, of other mutual funds deemed comparable to and with a similar expense structure as the Fund selected by Broadridge (Expense Group). Broadridge fee and expense data is based upon information taken from the fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios and Management Rates generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Broadridge to be an appropriate measure of comparative fees and expenses. The Broadridge Management Rate includes administrative charges, and the actual total expense ratio, for comparative consistency, was shown for Class A shares for funds with multiple classes of shares. The Board received a description of the methodology used by Broadridge to select the mutual funds included in an Expense Group.

The Expense Group for the Fund included the Fund and six other California municipal debt funds. The Board noted that the Management Rate for the Fund was above the median of its Expense Group, but its actual total expense ratio was below the median of its Expense Group. The Board also noted that the Management Rate had declined over time due to breakpoints in the fee schedule and concluded that the Management Rate charged to the Fund is fair and reasonable.

Profitability

The Board reviewed and considered information regarding the profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board considered the Fund profitability analysis provided by the Manager that addresses the overall profitability of FTI’s U.S. fund business, as well as its profits in providing investment management and other services to each of the individual funds during the 12-month period ended September 30, 2016, being the most recent fiscal year-end for FRI. The Board noted that although management continually makes refinements to its methodologies used in calculating profitability in response to organizational and product related changes, the overall methodology has remained consistent with that used in the Fund’s profitability report presentations from prior years. Additionally, the Fund’s independent registered public accounting firm has been engaged by the Manager to periodically review the reasonableness of the allocation methodologies to be used solely by the Fund’s Board with respect to the profitability analysis.

The Board noted management’s belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also noted management’s expenditures in improving shareholder services provided to the Fund, as well as the need to implement systems and meet additional regulatory and compliance requirements resulting from recent SEC and other regulatory requirements.

The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services, potential benefits resulting from personnel and systems enhancements necessitated by fund growth, as well as increased leverage with service providers and counterparties. Based upon its consideration of all these factors, the Board concluded that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided to the Fund.

56 Annual Report

franklintempleton.com

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

SHAREHOLDER INFORMATION

Economies of Scale

The Board reviewed and considered the extent to which the Manager may realize economies of scale, if any, as the Fund grows larger and whether the Fund’s management fee structure reflects any economies of scale for the benefit of shareholders. With respect to possible economies of scale, the Board noted the existence of management fee breakpoints, which operate generally to share any economies of scale with a Fund’s shareholders by reducing the Fund’s effective management fees as the Fund grows in size. The Board considered the Manager’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments the Manager incurs across the Franklin Templeton family of funds as a whole. The Board concluded that, to the extent economies of scale may be realized by the Manager and its affiliates, the Fund’s management fee structure provided a sharing of benefits with the Fund and its shareholders as the Fund grows.

Conclusion

Based on its review, consideration and evaluation of all factors it believed relevant, including the above-described factors and conclusions, the Board unanimously approved the continuation of the Management Agreement for an additional one-year period.

Proxy Voting Policies and Procedures

The Fund’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Fund’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive the Fund’s financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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Annual Report

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© 2017 Franklin Templeton Investments. All rights reserved.	112 A 05/17

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c) N/A

(d) N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $86,850 for the fiscal year ended March 31, 2017 and $72,842 for the fiscal year ended March 31, 2016.

(b)  Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $0 for the fiscal year ended March 31, 2017 and $5,226 for the fiscal year ended March 31, 2016.  The services for which these fees were paid include review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $255,000 for the fiscal year ended March 31, 2017 and $672,151 for the fiscal year ended March 31, 2016. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process and derivatives assessments, and review of system processes related to fixed income securities.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

      (i)   pre-approval of all audit and audit related services;

      (ii)  pre-approval of all non-audit related services to be provided to the Fund by the auditors;

      (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

      (iv)  establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $255,000 for the fiscal year ended March 31, 2017 and $677,377 for the fiscal year ended March 31, 2016.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants.        N/A

Item 6. Schedule of Investments.                      N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.                  N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies.                                            N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.         N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a)  Evaluation of Disclosure Controls and Procedures.  The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940, is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission.  Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.  The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures.  Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b)   Changes in Internal Controls.  There have been no changes in the Registrant’s internal controls or in other factors that could materially affect the internal controls over financial reporting subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a) (1) Code of Ethics

(a) (2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b)   Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN CALIFORNIA TAX-FREE INCOME FUND

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 25, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON

      Laura F. Fergerson

      Chief Executive Officer - Finance and Administration

Date  May 25, 2017

By /s/GASTON GARDEY

      Gaston Gardey

      Chief Financial Officer and Chief Accounting Officer

Date  May 25, 2017